UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08621

Name of Fund:   BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings

                New Jersey Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2019

Date of reporting period: 01/31/2019

Item 1 – Report to Stockholders

JANUARY 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Investment Quality Fund (MFT)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2019, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market, while the bond market delivered modest positive returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates were relatively unchanged. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Although the credit fundamentals in corporate markets remained relatively solid, investment-grade and high-yield bonds trailed U.S. Treasuries.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate (the theoretical rate that is neither stimulative nor restrictive to the economy) is approximately 3.5%. The Fed funds rate is currently at 2.5%, which is stimulative to the economy. At its latest meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation gives the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. We also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.00)%	(2.31)%
U.S. small cap equities (Russell 2000® Index)	(9.62)	(3.52)
International equities (MSCI Europe, Australasia, Far East Index)	(7.80)	(12.51)
Emerging market equities (MSCI Emerging Markets Index)	(2.60)	(14.24)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	1.95
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	4.20	3.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.71	2.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.86	3.08
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.07	1.73
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended January 31, 2019

Municipal Market Conditions

Municipal bonds experienced positive performance during the period, despite challenged total returns during most of 2018 as interest rates moved higher on the back of continued Fed policy normalization, fiscal stimulus, strong economic growth, and increased U.S. Treasury issuance. Performance turned particularly strong late in the year, with interest rates rallying as the Fed began to indicate a pivot from forecast based to data driven policy and the potential for a slower pace of future rate hikes. During the period, demand for the asset class remained firm, although displayed some bouts of volatility. Broadly, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. During the 12 months ended January 31, 2019, municipal bond funds experienced net inflows of approximately $2.7 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance underwhelmed from a historical perspective at $315 billion (below the $394 billion issued in the prior 12-month period), a direct result of the elimination of advanced refundings through the 2017 Tax Cuts and Jobs Act. This shift transitioned the market from an existing net positive supply environment to a much more favorable net negative supply environment in which reinvestment income (coupons, calls, and maturities) largely outstripped gross issuance and provided a powerful technical tailwind.	S&P Municipal Bond Index
Total Returns as of January 31, 2019
6 months: 1.86%
12 months: 3.08%

A Closer Look at Yields

From January 31, 2018 to January 31, 2019, yields on AAA-rated 30-year municipal bonds increased by 11 basis points (“bps”) from 2.91% to 3.02%, while 10-year rates decreased by 18 bps from 2.35% to 2.17% and 5-year rates decreased by 7 bps from 1.83% to 1.76% (as measured by Thomson Municipal Market Data). The municipal yield curve was nearly unchanged over the 12-month period with the spread between 2- and 30-year maturities bear steepening just 1 bp, which is significant given that the corresponding U.S. Treasury curve bear flattened 26 bps. (Bear steepening is the widening of the yield curve caused by long-term rates increasing at a faster rate than short-term rates. Bear flattened is a yield-rate environment in which short-term interest rates are increasing at a faster rate than long-term interest rates.) The municipal yield curve is now more than 2.5 times steeper than the U.S. Treasury curve.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries, driven by the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income, incremental yield, and tax shelter in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. Standard & Poor’s recent decision to remove its “negative” outlook on New Mexico underscores the improvement in state finances as it was the only remaining state with the designation. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of January 31, 2019, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of January 31, 2019	BlackRock MuniHoldings California Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes and California personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of January 31, 2019 ($12.80)(a)	4.45%
Tax Equivalent Yield(b)	9.69%
Current Monthly Distribution per Common Share(c)	$0.0475
Current Annualized Distribution per Common Share(c)	$0.5700
Economic Leverage as of January 31, 2019(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MUC(a)(b)	0.23%	0.71%
Lipper California Municipal Debt Funds(c)	2.77	0.80

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After performing poorly through the first half of the period, municipal bonds recovered to post a positive total return for the full six months. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

California municipal bonds lagged the national market. However, the state’s debt gained a measure of support from strong demand among retail investors looking for tax-exempt income in a state with the country’s most punitive income tax regime. The credit quality of state and local authorities remained consistent, but investors were alert for any changes in fiscal responsibility demonstrated by the new governor and his administration.

The Fund’s positions in the school district, local tax-backed and transportation sectors contributed to performance. An overweight in the higher-grade AA and A rated credit categories, which outperformed BBB rated debt, also contributed to performance. The Fund’s quality mandate restricts it from holding issues rated lower than BBB.

Income made a meaningful contribution to performance relative to price appreciation. The Fund’s use of leverage augmented the contribution from income.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields fell, as prices rose, this strategy detracted from the Fund’s return.

The Fund maintained exposure to bonds with longer maturities and shorter call dates that it purchased when yields were higher. While these bonds have above-average income, their lower interest-rate sensitivity hurt their performance in the past six months given the decline in prevailing yields. (Prices and yields move in opposite directions.)

An overweight to the long end of the yield curve detracted from performance, as bonds with maturities of 10 years and less generally outperformed longer-dated securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	BlackRock MuniHoldings California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/19	07/31/18	Change	High	Low
Market Price	$12.80	$13.07	(2.07)%	$13.26	$12.10
Net Asset Value	14.79	15.03	(1.60)	15.03	14.45

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/19	07/31/18
County/City/Special District/School District	35%	37%
Health	20	19
Transportation	16	13
Utilities	15	16
Education	7	8
State	5	6
Tobacco	2	—
Corporate	—	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	13%
2020	4
2021	13
2022	6
2023	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/19	07/31/18
AAA/Aaa	13%	14%
AA/Aa	69	67
A	12	12
BBB/Baa	2	2
N/R	4	5	(b)

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represented less than 1% of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of January 31, 2019	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New Jersey personal income taxes. The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of January 31, 2019 ($12.99)(a)	4.85%
Tax Equivalent Yield(b)	10.01%
Current Monthly Distribution per Common Share(c)	$0.0525
Current Annualized Distribution per Common Share(c)	$0.6300
Economic Leverage as of January 31, 2019(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MUJ(a)(b)	3.21%	1.89%
Lipper New Jersey Municipal Debt Funds(c)	4.02	1.61

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After performing poorly through the first half of the period, municipal bonds recovered to post a positive total return for the full six months. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

The credit ratings and yield spreads on New Jersey’s debt continued to reflect the state’s high unfunded pension liabilities. In addition, slowing revenues created challenges in balancing the state’s budget for the 2020 fiscal year.

The Fund’s positions in the state tax-backed, transportation and education sectors contributed to performance, while its allocation to the tobacco sector, while limited, detracted.

The Fund’s allocation to higher-rated issues, which outpaced lower-quality bonds, aided results.

Income made a meaningful contribution to performance relative to price appreciation. The Fund’s use of leverage augmented the contribution from income.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from the Fund’s return.

Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/19	07/31/18	Change	High	Low
Market Price	$12.99	$12.90	0.70%	$13.07	$12.25
Net Asset Value	15.19	15.28	(0.59)	15.28	14.75

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/19	07/31/18
Transportation	27%	28%
Education	18	18
State	18	18
County/City/Special District/School District	14	14
Health	10	10
Housing	5	5
Utilities	3	3
Corporate	3	2
Tobacco	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	5%
2020	8
2021	16
2022	9
2023	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/19		07/31/18
AAA/Aaa	7%		7%
AA/Aa	36		38
A	19		21
BBB/Baa	33		30
N/R	5	(b)	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of January 31, 2019	BlackRock MuniYield Investment Quality Fund

Fund Overview

BlackRock MuniYield Investment Quality Fund’s (MFT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MFT
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2019 ($13.10)(a)	5.40%
Tax Equivalent Yield(b)	9.12%
Current Monthly Distribution per Common Share(c)	$0.0590
Current Annualized Distribution per Common Share(c)	$0.7080
Economic Leverage as of January 31, 2019(d)	43%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MFT(a)(b)	3.41%	1.15%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	2.46	0.94

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After performing poorly through the first half of the period, municipal bonds recovered to post a positive total return for the full six months. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

Income, which was enhanced by leverage, was the largest contributor to Fund performance. However, the cost of leverage became more expensive during the period due to the Fed’s two interest rate increases.

Positions in short-dated maturities were top performers on a price basis, as yields fell the most for bond with maturities of ten years and below. (Prices and yields move in opposite directions.) Longer-dated maturities, while experiencing less price appreciation than short-term issues, provided the Fund with an attractive level of income.

At the sector level, positions in transportation issues — particularly higher-quality debt — were contributors. Conversely, an allocation to the tobacco sector was a slight detractor. The sector experienced yield spread widening, which led to poor performance relative to other market segments.

The Fund’s higher-quality mandate proved beneficial given that higher-rated bonds outperformed in the period.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from the Fund’s return.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	BlackRock MuniYield Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	01/31/19	07/31/18	Change	High	Low
Market Price	$13.10	$13.03	0.54%	$13.15	$11.84
Net Asset Value	13.67	13.90	(1.65)	13.90	13.41

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/19	07/31/18
Transportation	36%	34%
Utilities	15	18
Health	14	12
County/City/Special District/School District	14	16
State	8	9
Housing	6	4
Tobacco	3	2
Corporate	3	1
Education	1	4

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	15%
2020	4
2021	19
2022	2
2023	21

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/19	07/31/18
AAA/Aaa	4%	5%
AA/Aa	50	54
A	27	23
BBB/Baa	13	12
N/R(b)	6	6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2019 and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of January 31, 2019	BlackRock MuniYield Michigan Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2019 ($12.81)(a)	4.87%
Tax Equivalent Yield(b)	8.86%
Current Monthly Distribution per Common Share(c)	$0.0520
Current Annualized Distribution per Common Share(c)	$0.6240
Economic Leverage as of January 31, 2019(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.05%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MIY(a)(b)	1.85%	1.95%
Lipper Other States Municipal Debt Funds(c)	1.42	1.34

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After performing poorly through the first half of the period, municipal bonds recovered to post a positive total return for the full six months. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

Michigan municipal bonds outperformed the national market due to the state’s improving economy and modest amount of new-issue supply. Michigan’s economy continued to improve, and its unemployment rate was only slightly above the national average. In addition, its budget for the 2019 fiscal year was structurally balanced and featured a conservative revenue forecast.

Portfolio income, enhanced by leverage, made the largest contribution to Fund’s return. The Fund’s position in bonds with five- to 10-year maturities also contributed, as yields in this area declined. In contrast, yields for both short- and long-term issues were largely unchanged. (Prices and yields move in opposite directions.)

At the sector level, positions in transportation issues were key contributors to performance.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from the Fund’s return.

The Fund’s allocation to lower-rated securities also hurt results given that yield spreads generally widened in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	BlackRock MuniYield Michigan Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	01/31/19	07/31/18	Change	High	Low
Market Price	$12.81	$12.89	(0.62)%	$12.91	$12.15
Net Asset Value	14.96	15.04	(0.53)	15.04	14.54

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/19	07/31/18
Health	24%	25%
Education	22	22
County/City/Special District/School District	18	18
State	17	13
Utilities	10	10
Housing	4	4
Transportation	3	6
Corporate	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	6%
2020	3
2021	17
2022	8
2023	15

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/19	07/31/18
AAA/Aaa	2%	3%
AA/Aa	66	69
A	23	22
BBB/Baa	4	3
N/R	5	3	(b)

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represented less than 1% of the Fund’s total investments.

FUND SUMMARY	13

Fund Summary as of January 31, 2019	BlackRock MuniYield Pennsylvania Quality Fund

Fund Overview

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2019 ($13.19)(a)	4.82%
Tax Equivalent Yield(b)	8.59%
Current Monthly Distribution per Common Share(c)	$0.0530
Current Annualized Distribution per Common Share(c)	$0.6360
Economic Leverage as of January 31, 2019(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 43.87%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MPA(a)(b)	2.03%	1.97%
Lipper Pennsylvania Municipal Debt Funds(c)	2.64	1.68

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

After performing poorly through the first half of the period, municipal bonds recovered to post a positive total return for the full six months. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

Pennsylvania bonds outperformed the national index as improving fundamentals and a decrease in new-issue supply led to tighter yield spreads. The budget season was less acrimonious than in years past, and the state made the first significant deposit into its rainy day fund since 2009.

The Fund’s positions in the health care, school district and education sectors contributed to Fund performance. The Fund’s allocation to higher-rated issues, which outpaced lower-quality bonds, also aided results.

Income made a meaningful contribution to performance relative to price appreciation. The Fund’s use of leverage augmented the contribution from income.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from the Fund’s return.

Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	BlackRock MuniYield Pennsylvania Quality Fund

Market Price and Net Asset Value Per Share Summary

	01/31/19	07/31/18	Change	High	Low
Market Price	$13.19	$13.26	(0.53)%	$13.34	$12.30
Net Asset Value	15.18	15.27	(0.59)	15.27	14.70

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	01/31/19	07/31/18
Education	23%	23%
Health	22	18
County/City/Special District/School District	18	17
Transportation	13	13
State	9	13
Utilities	8	8
Housing	5	6
Corporate	1	2
Tobacco	1	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2019	9%
2020	6
2021	12
2022	8
2023	5

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	01/31/19	07/31/18
AAA/Aaa	1%	1%
AA/Aa	48	53
A	35	34
BBB/Baa	6	8
BB/Ba	—	—	(b)
N/R(c)	10	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Represents less than 1% of the Fund’s total investments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2019 and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and less than 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	15

Schedule of Investments (unaudited) January 31, 2019	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 111.8%

California — 111.8%

Corporate — 0.4%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 02/15/34	$2,435	$2,459,934

County/City/Special District/School District — 32.2%
California Municipal Finance Authority, RB, Orange County Civic Center Infrastructure Improvement Program, 5.00%, 06/01/43	2,000	2,270,920
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 08/01/21(a)	9,120	10,076,232
Chabot-Las Positas Community College District, GO, Election of 2016, Series A, 4.00%, 08/01/47	1,500	1,549,110
Chaffey Joint Union High School District, GO, CAB, Election of 2012, Series C(b):
0.00%, 08/01/32	250	157,338
0.00%, 08/01/33	500	297,535
0.00%, 08/01/34	510	290,277
0.00%, 08/01/35	545	296,126
0.00%, 08/01/36	500	258,725
0.00%, 08/01/37	650	321,074
0.00%, 08/01/38	625	294,575
0.00%, 08/01/39	750	336,188
0.00%, 08/01/40	1,855	791,529
0.00%, 08/01/41	305	123,961
0.00%, 02/01/42	350	138,936
City of Sacramento California Transient Occupancy Tax Revenue, RB, Convention Center Complex, Series A, 5.00%, 06/01/43	1,230	1,405,103
Coronado Community Development Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A, 5.00%, 09/01/33	2,100	2,419,200
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 02/01/19(a)	3,500	3,500,000
County of Los Angeles California Public Works Financing Authority, Refunding RB, Series D, 5.00%, 12/01/45	1,430	1,595,923
County of Orange California Sanitation District, COP, Series A, 5.00%, 02/01/19(a)	2,500	2,500,000
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(a)	2,665	2,903,917
County of San Luis Obispo Community College District, GO, Refunding Series B, 4.00%, 08/01/43	3,555	3,656,922
County of Santa Clara California, GO, Election of 2008, Series B, 4.00%, 08/01/43	10,225	10,438,907
Fremont Union High School District, GO, Refunding, 4.00%, 08/01/40	2,500	2,587,250
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 08/01/40	5,500	6,201,140
Gavilan Joint Community College District, GO, Election of 2004, Series D(a):
5.50%, 08/01/21	2,170	2,384,309
5.75%, 08/01/21	8,400	9,280,740
Glendale Community College District, GO, Election of 2016, Series A, 4.00%, 08/01/46	8,000	8,268,960
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 07/15/21(a)	2,000	2,221,420
Kern Community College District, GO, Safety Repair & Improvements, Series C:
5.25%, 11/01/32	5,715	6,576,193
5.75%, 11/01/34	12,085	14,113,105

Security	Par (000)	Value

County/City/Special District/School District (continued)
Los Alamitos Unified School District, GO, Refunding, School Facilities Improvement:
5.25%, 08/01/23(a)	$2,185	$2,528,285
5.25%, 08/01/39	1,515	1,717,146
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 08/01/20(a)	11,000	11,562,430
Mount San Jacinto Community College District, GO, Series A, 5.00%, 08/01/35	3,565	4,128,377
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 08/01/20(a)	10,000	10,511,300
Rio Elementary School District, GO, Series A (AGM), 5.25%, 08/01/40	5,865	6,784,104
Riverside County Public Financing Authority, Tax Allocation Bonds, Series A (BAM), 4.00%, 10/01/40	2,545	2,578,390
San Benito High School District, GO, Election of 2016, 4.00%, 08/01/48	5,000	5,175,850
San Diego California Unified School District, GO, CAB, Election of 2008, Series K-2(b):
0.00%, 07/01/38	2,755	1,316,284
0.00%, 07/01/39	3,340	1,525,111
0.00%, 07/01/40	4,285	1,873,188
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.50%, 02/01/19(a)	905	905,000
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A:
5.75%, 05/01/36	2,560	2,567,526
5.75%, 05/01/42	4,500	4,859,730
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 06/01/39	5,800	6,446,062
San Marcos Redevelopment Agency Successor Agency, Refunding, Tax Allocation Bonds, Series A:
5.00%, 10/01/32	1,700	1,989,833
5.00%, 10/01/33	1,125	1,312,256
Santa Clarita Community College District, GO, Refunding, 4.00%, 08/01/46	10,000	10,300,400
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 09/01/19(a)	5,635	5,771,198
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,895,481
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 08/01/21(a)	5,390	5,889,437
Election of 2010, Series B, 5.50%, 08/01/39	3,195	3,664,218
Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,867,150

		195,424,371

Education — 5.5%
California Municipal Finance Authority, RB, Emerson College, 6.00%, 01/01/22(a)	2,750	3,096,637
California Statewide Communities Development Authority, Refunding RB:
CHF-Irvine LLC, 5.00%, 05/15/40	750	817,688
University of California, RB, Limited Project, Series M, 5.00%, 05/15/47	15,000	16,938,150
University of California, Refunding RB:
Series AO, 5.00%, 05/15/40	5,430	6,173,693
Series AZ, 4.00%, 05/15/48	6,000	6,149,520

		33,175,688

Health — 18.4%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 08/01/19(a)	6,305	6,449,574

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
California Health Facilities Financing Authority, RB:
Sutter Health, Series A, 5.00%, 11/15/35	$1,960	$2,254,020
Children’s Hospital, Series A, 5.25%, 11/01/41	8,000	8,721,360
Lucile Slater Packard Children’s Hospital at Stanford, Series A, 4.00%, 11/15/47	825	833,498
Providence Health Services, Series B, 5.50%, 10/01/39	4,130	4,229,987
Sutter Health, Series A, 4.00%, 11/15/42	450	456,309
Sutter Health, Series B, 6.00%, 08/15/20(a)	9,655	10,306,906
California Health Facilities Financing Authority, Refunding RB:
Dignity Health, Series A, 6.00%, 07/01/19(a)	3,700	3,766,822
Providence Health and Services, Series A, 5.00%, 10/01/38	10,970	12,315,909
St. Joseph Health System, Series A, 5.00%, 07/01/37	10,000	11,010,800
Sutter Health, Series B, 5.00%, 11/15/46	8,295	9,213,174
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A:
5.00%, 02/01/37	3,110	3,437,327
5.00%, 02/01/42	5,250	5,733,630
California Statewide Communities Development Authority, RB:
Green Bond, Marin General Hospital, 4.00%, 08/01/45	2,500	2,511,225
Huntington Memorial Hospital Project, 4.00%, 07/01/48	2,220	2,204,726
California Statewide Communities Development Authority, Refunding RB:
Front Porch Communities and Services, 4.00%, 04/01/42	3,005	3,034,088
Front Porch Communities and Services, 4.00%, 04/01/47	2,655	2,658,558
Front Porch Communities and Services, 5.00%, 04/01/47	2,995	3,309,056
John Muir Health, Series A, 5.00%, 08/15/51	1,635	1,804,075
John Muir Health, Series A, 5.00%, 12/01/53	1,000	1,108,990
John Muir Health, Series A, 5.00%, 12/01/57	1,750	1,922,637
John Muir Health, Series A, 4.00%, 12/01/57	3,250	3,205,637
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	6,235	6,696,265
University of California Regents Medical Center Pooled Revenue, Refunding RB, Series L, 5.00%, 05/15/47	4,000	4,447,640

		111,632,213

State — 8.4%
State of California, GO:
Various Purposes, 6.00%, 04/01/19(a)	9,820	9,891,097
Various Purposes, 6.00%, 03/01/33	5,000	5,232,950
Various Purposes, 6.00%, 04/01/38	17,945	18,061,822
Refunding, 5.00%, 08/01/45	5,690	6,363,867
Refunding Veterans Bond, 4.00%, 12/01/40	4,000	4,047,560
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 04/01/19(a)	3,670	3,699,397
Various Capital Projects, Series I, 5.50%, 11/01/33	2,015	2,290,390
State of California Public Works Board, RB, California State Prisons, Series C, 5.75%, 10/01/31	1,205	1,326,319

		50,913,402

Tobacco — 3.8%
Golden State Tobacco Securitization Corp., Refunding RB:
Asset-Backed, Series A (AGM), 5.00%, 06/01/40	9,765	11,062,476
Series A-1, 3.50%, 06/01/36	11,915	11,722,692

		22,785,168

Security	Par (000)	Value

Transportation — 21.0%
Alameda Corridor Transportation Authority, Refunding RB, 2nd Subordinate Lien, Series B, 5.00%, 10/01/35	$1,500	$1,668,180
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge Subordinate, 4.00%, 04/01/42	5,000	5,122,300
California Municipal Finance Authority, ARB, Senior Lien, Linxs APM Project, AMT, 5.00%, 12/31/43	13,915	15,178,760
City & County of San Francisco California Airports Commission, ARB, Second Series E:
6.00%, 05/01/19(a)	745	753,106
6.00%, 05/01/39	8,905	9,001,886
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.00%, 05/01/29	6,435	7,008,230
San Francisco International Airport, 5.00%, 05/01/41	5,000	5,502,700
5.00%, 05/01/47	5,000	5,525,150
City of Los Angeles California Department of Airports, ARB:
Los Angeles International Airport, Senior, Series D, 5.25%, 05/15/29	2,590	2,722,168
Senior Series A, AMT, 5.00%, 05/15/40	3,830	4,279,297
Series D, AMT, 5.00%, 05/15/35	2,000	2,255,400
Series D, AMT, 5.00%, 05/15/36	1,500	1,686,945
Sub-Series A, AMT, 5.00%, 05/15/47	6,725	7,475,039
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport:
5.00%, 05/15/43	7,000	8,129,380
Senior, Series A, 5.00%, 05/15/40	3,000	3,114,690
Series A, 5.25%, 05/15/39	5,845	5,902,807
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/41	3,075	3,410,636
Series A, 5.00%, 03/01/47	11,770	12,976,190
Series A-1, 5.25%, 03/01/23	3,785	4,047,338
Series A-1, 6.25%, 03/01/34	1,400	1,511,986
County of Sacramento California Airport System Revenue, Refunding ARB:
Airport System Subordinate Revenue, Sub-Series B, 5.00%, 07/01/41	1,250	1,391,225
Senior Series A, 5.00%, 07/01/41	2,500	2,791,150
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 03/01/40	4,545	5,200,071
County of San Diego Regional Airport Authority, Refunding ARB, Subordinate, Series A, 5.00%, 07/01/42	4,275	4,828,142
Port of Los Angeles California Harbor Department, RB, Series B, 5.25%, 08/01/19(a)	5,530	5,632,582
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 08/01/44	500	555,095

		127,670,453

Utilities — 22.1%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 04/01/21(a)	2,200	2,383,282
City & County of San Francisco Public Utilities Commission Wastewater Revenue, Refunding RB, Sewer System, Series B, 4.00%, 10/01/42	3,000	3,061,320
City of Los Angeles California Department of Water & Power, RB, Power System, Series A, 5.00%, 07/01/42	8,825	10,019,287
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 07/01/39	16,000	17,002,720
City of Los Angeles California Wastewater System Revenue, Refunding RB, Sub-Series A:
5.00%, 06/01/20(a)	1,325	1,385,235
5.00%, 06/01/28	675	703,681

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
City of San Francisco California Public Utilities Commission Water Revenue, RB:
Series A, 5.00%, 11/01/39	$5,245	$5,949,561
Series B, 5.00%, 11/01/19(a)	10,000	10,258,500
County of Los Angeles Facilities Inc., RB, Vermont Corridor County Administration Building, Series A, 5.00%, 12/01/51	18,270	20,612,031
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21(a)	4,000	4,352,720
East Bay California Municipal Utility District Water System Revenue, RB, Green Bond, Series A:
5.00%, 06/01/42	5,000	5,747,550
4.00%, 06/01/45	4,585	4,745,796
5.00%, 06/01/45	5,500	6,296,070
El Dorado Irrigation District/El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 03/01/39	10,000	11,379,600
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Series A:
Senior, 5.25%, 05/15/19(a)	10,000	10,106,900
Senior, 5.25%, 05/15/19(a)	1,060	1,071,331
5.00%, 08/01/43	9,655	11,136,270
San Juan Water District, Refunding RB, San Juan & Citrus Heights, 5.25%, 02/01/33	7,325	8,021,901

		134,233,755

Total Municipal Bonds — 111.8% (Cost — $655,829,646)		678,294,984

Municipal Bonds Transferred to Tender Option Bond Trusts(c) — 55.5%

California — 55.5%

County/City/Special District/School District — 26.1%
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	10,000	11,538,600
County of San Luis California Obispo Community College District, GO, Refunding Election of 2014, Series A, 4.00%, 08/01/40	6,585	6,747,475
County of San Mateo California Community College District, GO, Election of 2014, Series A, 5.00%, 09/01/45	17,615	20,018,141
Foothill-De Anza Community College District, GO, Series C, 5.00%, 08/01/21(a)	40,000	43,436,550
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(a)	9,596	9,807,106
Palomar Community College District, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	17,196,088
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	9,990	11,259,296
Southwestern Community College District, GO, Election of 2008, Series D, 5.00%, 08/01/44	10,820	12,285,244
Visalia Unified School District, COP, (AGM), 4.00%, 05/01/48	8,493	8,542,149
West Valley-Mission Community College District, GO, Election of 2012, Series B, 4.00%, 08/01/40	17,000	17,689,265

		158,519,914

Education — 5.8%
University of California, RB:
Series AM, 5.25%, 05/15/44	10,210	11,498,451
Series O, 5.75%, 05/15/19(a)	11,193	11,323,672

Security	Par (000)	Value

Education (continued)
University of California, Refunding RB:
Series A, 5.00%, 11/01/43	$6,001	$6,757,287
Series AF, 5.00%, 05/15/39	5,000	5,518,125

		35,097,535

Health — 15.2%
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanent, Sub-Series A-2, 4.00%, 11/01/44	17,720	18,069,704
California Health Facilities Financing Authority, RB:
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 11/15/56	6,000	6,565,760
Sutter Health, Series A, 5.00%, 08/15/52	14,520	15,581,194
California Health Facilities Financing Authority, Refunding RB:
Lucile Salter Packard Children’s Hospital, Series B, 5.00%, 08/15/55	4,500	4,921,594
Providence St. Joseph Health, Series A, 4.00%, 10/01/47	4,997	5,052,994
Sutter Health, Series A, 5.00%, 08/15/43	19,425	21,372,040
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	19,070	20,417,868

		91,981,154

Transportation — 5.8%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/49(d)	10,005	10,200,164
City of Los Angeles California Department of Airports, ARB, Series D, AMT, 5.00%, 05/15/41	13,331	14,881,346
City of Los Angeles California Department of Airports, RB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/41	3,641	4,030,934
Senior Revenue, Series A, 5.00%, 05/15/40	5,500	6,144,050

		35,256,494

Utilities — 2.6%
City of Los Angeles California Wastewater System Revenue, RB, Green Bonds, Series A, 5.00%, 06/01/44	13,790	15,605,729

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 55.5% (Cost — $329,016,967)		336,460,826

Total Investments — 167.3% (Cost — $984,846,613)		1,014,755,810

	Shares

Short-Term Securities — 0.2%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 1.22%(e)(f)	1,364,058	1,364,331

Total Short-Term Securities — 0.2% (Cost — $1,364,331)		1,364,331

Total Investments — 167.5% (Cost — $986,210,944)		1,016,120,141

Other Assets Less Liabilities — 2.1%		12,437,813

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.7)% VMTP Shares, at Liquidation Value, Net of Deferred — (41.9)%		(167,982,744)
		(254,000,000)

Net Assets Applicable to Common Shares — 100.0%		$606,575,210

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on April 1, 2025, is $6,875,658. See Note 4 of the Notes to Financial Statements for details.

(e)	Annualized 7-day yield as of period end.
(f)

During the six months ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares at 07/31/18	Net Activity	Shares at 01/31/19	Value at 01/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds California Money Fund, Institutional Class	—	1,364,058	1,364,058	$1,364,331	$23,416	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class*	—	—	—	—	9,013	(1)	—

				$1,364,331	$32,429	$(1)	$—

*	No longer held by the Fund as of period end.
(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	117	03/20/19	$14,329	$(127,266)
Long U.S. Treasury Bond	275	03/20/19	40,339	(1,742,733)
5-Year U.S. Treasury Note	47	03/29/19	5,398	(58,065)

				$(1,928,064)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contract	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a) . . . . . . . . . . . . . .. . . .	$—	$—	$—	$—	$1,928,064	$—	$1,928,064

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contract	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$593,924	$—	$593,924

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(2,308,745)	$—	$(2,308,745)

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$45,623,090

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments, For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,014,755,810	$—	$1,014,755,810
Short-Term Securities	1,364,331	—	—	1,364,331

	$1,364,331	$1,014,755,810	$—	$1,016,120,141

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(1,928,064)	$—	$—	$(1,928,064)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(167,017,593)	$—	$(167,017,593)
VMTP Shares at Liquidation Value	—	(254,000,000)	—	(254,000,000)

	$—	$(421,017,593)	$—	$(421,017,593)

During the six months ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2019	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 139.3%

New Jersey — 139.3%

Corporate — 4.1%
New Jersey EDA, RB, Series B:
Provident Group-Kean Properties, Series A, 5.00%, 07/01/47	$795	$836,849
State House Project, Remark 10, 5.00%, 06/15/43	1,235	1,297,750
New Jersey EDA, Refunding RB:
Duke Farms Foundation Project, 4.00%, 07/01/46	2,770	2,878,473
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	7,500	7,655,925
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	3,150	3,266,550
Provident Group-Montclair Properties LLC (AGM), 5.00%, 06/01/42	810	883,605
New Jersey EDA, RB, Reunding, 5.00%, 11/01/19	2,000	2,044,200

		18,863,352

County/City/Special District/School District — 16.6%
Borough of Edgewater New Jersey Board of Education, GO, Refunding, (AGM)(a):
4.25%, 03/01/20	3,135	3,221,119
4.30%, 03/01/20	1,670	1,716,760
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	11,130	11,842,543
5.25%, 11/01/44	3,755	3,989,462
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM), 5.00%, 07/01/39	3,340	3,671,228
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM):
5.00%, 07/01/32	2,210	2,213,558
5.00%, 07/01/33	670	671,072
5.00%, 07/01/35	595	595,958
5.00%, 07/01/37	705	706,086
County of Essex New Jersey, GO, Vocational School, Series B, 3.00%, 09/01/46	2,700	2,333,529
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/27	250	311,805
5.50%, 10/01/28	4,840	6,097,868
County of Hudson New Jersey Improvement Authority, RB, CAB, Series A-1 (NPFGC), 0.00%, 12/15/32(b)	1,000	638,700
County of Middlesex New Jersey Improvement Authority, RB, Senior Citizens Housing Project, AMT (AMBAC), 5.50%, 09/01/30	500	501,500
County of Monmouth New Jersey Improvement Authority, Refunding RB, Governmental Loan (AMBAC), 5.00%, 12/01/19	5	5,013
County of Union New Jersey, GO, Refunding(a):
4.00%, 03/01/21	225	235,221
4.00%, 03/01/21	11,200	11,732,224
County of Union New Jersey Utilities Authority, Refunding RB, Resources Recovery Facility, Covanta Union, Inc., AMT, Series A, 5.25%, 12/01/31	650	705,107
Ewing Township Board of Education, GO:
4.00%, 07/15/38	1,470	1,522,670
4.00%, 07/15/39	1,330	1,371,190
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A, 5.25%, 07/01/26(c)	1,415	1,726,894
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25(c)	535	641,577
Series EEE, 5.00%, 06/15/43	5,395	5,669,120

Security	Par (000)	Value

County/City/Special District/School District (continued)
New Jersey Sports & Exposition Authority, Refunding RB, (NPFGC)(c):
5.50%, 03/01/21	$7,430	$7,993,640
5.50%, 03/01/22	4,200	4,665,444
Township of Irvington New Jersey, GO, Refunding Series A (AGM), 5.00%, 07/15/33	1,175	1,316,717

		76,096,005

Education — 25.4%
County of Gloucester New Jersey Improvement Authority, RB, Rowan University General Capital Improvement Projects:
5.00%, 07/01/44	1,985	2,192,770
Series A, 5.00%, 07/01/31	1,950	2,205,976
Series A, 5.00%, 07/01/32	1,775	2,003,567
Series A, 5.00%, 07/01/33	2,250	2,532,690
Series A, 5.00%, 07/01/34	1,200	1,347,780
New Jersey EDA, LRB, Rutgers — The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 06/15/33	3,065	3,409,537
New Jersey EDA, RB, Series A:
Foundation Academy Charter School Project, 5.00%, 07/01/38	190	199,606
Foundation Academy Charter School Project, 5.00%, 07/01/50	495	515,191
Provident Group — Rowan Properties LLC, 5.00%, 01/01/35	2,000	2,115,020
Provident Group — Rowan Properties LLC, 5.00%, 01/01/48	2,000	2,077,580
New Jersey EDA, Refunding RB, Provident Group-Monteclair Properites LLC (AGM), 5.00%, 06/01/37	3,990	4,406,676
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 4.00%, 09/01/28	9,705	10,058,165
Higher Educational Capital Improvement Fund, Series A, 5.00%, 09/01/33	5,370	5,715,828
Rider University Issue, Series F, 4.00%, 07/01/42	2,365	2,224,259
Rider University Issue, Series F, 5.00%, 07/01/47	2,185	2,314,024
New Jersey Educational Facilities Authority, Refunding RB:
Montclair State University, Series A, 5.00%, 07/01/39	15,555	17,195,275
Montclair State University, Series A, 5.00%, 07/01/44	3,540	3,892,832
New Jersey Institute of Technology, Series H, 5.00%, 07/01/31	4,000	4,152,800
Princeton University, Series I, 5.00%, 07/01/34	3,295	3,905,135
Seton Hall University, Series D, 5.00%, 07/01/38	500	551,415
Seton Hall University, Series D, 5.00%, 07/01/43	600	658,542
Stevens Institute of Technology, Series A, 4.00%, 07/01/47	1,145	1,162,965
Stockton University, Series A, 5.00%, 07/01/41	1,770	1,909,529
William Paterson University (AGC), 5.00%, 07/01/28	20	20,046
William Paterson University (AGC), 4.75%, 07/01/34	380	380,688
New Jersey Higher Education Student Assistance Authority, RB, AMT, Student Loan:
Senior Series 1A, 4.00%, 12/01/28	855	885,652
Senior Series 1A, 4.50%, 12/01/28	1,975	2,073,928
Senior Series 1A, 4.00%, 12/01/29	4,520	4,674,177
Senior Series 1A, 4.00%, 12/01/29	565	582,571
Senior Series 1A, 4.50%, 12/01/29	2,475	2,587,142
Senior Series 1A, 4.63%, 12/01/30	2,425	2,537,690
Senior Series 1A, 4.00%, 12/01/31	925	942,048
Senior Series 1A, 4.25%, 12/01/32	1,625	1,674,969
Senior Series 1A, 4.13%, 12/01/35	565	573,469
Senior Series 1A, 4.50%, 12/01/36	1,430	1,480,708
Sub-Series C, 4.00%, 12/01/48	1,760	1,717,936

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.38%, 12/01/24	$675	$716,762
5.50%, 12/01/26	810	858,325
New Jersey Institute of Technology, RB, Series A:
5.00%, 07/01/22(a)	2,120	2,352,182
5.00%, 07/01/42	4,825	5,202,363
5.00%, 07/01/45	7,500	8,451,675
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/30	1,565	1,738,527

		116,198,020

Health — 15.8%
County of Camden New Jersey Improvement Authority, Refunding RB, Cooper Healthcare System, Series A, 5.00%, 02/15/33	2,000	2,153,500
New Jersey EDA, RB, Reunding Cranes Mill Project:
5.00%, 01/01/34	675	736,364
5.00%, 01/01/39	675	722,898
5.00%, 01/01/49	1,355	1,431,937
New Jersey Health Care Facilities Financing Authority, RB:
Inspira Health Obligated Group, 5.00%, 07/01/42	2,270	2,519,587
Robert Wood Johnson University Hospital, Series A, 5.50%, 07/01/43	7,105	7,882,713
Virtua Health, Series A (AGC), 5.50%, 07/01/38	4,035	4,094,194
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.50%, 07/01/21(a)	4,055	4,415,003
AHS Hospital Corp., 6.00%, 07/01/21(a)	4,180	4,600,216
AHS Hospital Corp., 4.00%, 07/01/41	1,600	1,622,736
Catholic Health East Issue, 5.00%, 11/15/33	1,925	2,028,584
Hackensack University Medical Center (AGM), 4.63%, 01/01/20(a)	7,795	8,000,242
Meridian Health System Obligated Group, 5.00%, 07/01/25	1,000	1,100,780
Meridian Health System Obligated Group, 5.00%, 07/01/26	3,720	4,088,429
Princeton Healthcare System, 5.00%, 07/01/34	1,330	1,503,605
Princeton Healthcare System, 5.00%, 07/01/39	1,825	2,027,374
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 07/01/43	1,865	1,903,344
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	3,080	3,447,321
St. Barnabas Health Care System, Series A, 5.00%, 07/01/21(a)	3,640	3,915,948
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(a)	9,310	10,152,369
Virtua Health, 5.00%, 07/01/28	3,000	3,376,830
Virtua Health, 5.00%, 07/01/29	715	801,987

		72,525,961

Housing — 7.6%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 07/01/46	1,300	1,326,949
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 5.00%, 05/01/27	4,300	4,310,449
M/F Housing, Series A, 4.55%, 11/01/43	4,710	4,805,848
S/F Housing, Series B, 4.50%, 10/01/30	8,560	8,885,451
New Jersey Housing & Mortgage Finance Agency, Refunding RB:
M/F Housing, Series 2, AMT, 4.60%, 11/01/38	3,120	3,211,603
M/F Housing, Series 2, AMT, 4.75%, 11/01/46	3,795	3,895,454
M/F Housing, Series A, 4.00%, 11/01/48	370	370,796

Security	Par (000)	Value

Housing (continued)
M/F Housing, Series A, 4.10%, 11/01/53	$220	$221,276
S/F Housing, Series A, 3.75%, 10/01/35	6,295	6,336,484
Series D, AMT, 4.25%, 11/01/37	490	501,015
Series D, AMT, 4.35%, 11/01/42	1,000	1,010,470

		34,875,795

State — 24.0%
Garden State Preservation Trust, RB, CAB, Series B (AGM)(b):
0.00%, 11/01/23	15,725	14,089,285
0.00%, 11/01/25	10,000	8,435,300
Garden State Preservation Trust, Refunding RB, Series C (AGM):
5.25%, 11/01/20	5,000	5,278,400
5.25%, 11/01/21	7,705	8,354,532
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 07/01/21(b)	2,325	2,185,802
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25	4,465	5,144,975
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/24	1,785	2,025,065
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/26	6,085	7,080,445
School Facilities Construction, Series KK, 5.00%, 03/01/38	325	336,482
Series WW, 5.25%, 06/15/33	380	412,885
Series WW, 5.00%, 06/15/34	5,500	5,872,955
Series WW, 5.00%, 06/15/36	3,115	3,304,517
Series WW, 5.25%, 06/15/40	8,375	8,875,574
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/24	5,000	5,380,650
Cigarette Tax, 5.00%, 06/15/26	1,250	1,337,663
Cigarette Tax, 5.00%, 06/15/28	2,430	2,583,527
Cigarette Tax, 5.00%, 06/15/29	3,195	3,388,425
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 09/01/27	1,000	1,194,440
School Facilities Construction, Series NN, 5.00%, 03/01/29	5,000	5,337,250
Sub Series A, 5.00%, 07/01/33	3,875	4,175,080
Sub Series A, 4.00%, 07/01/34	8,800	8,650,576
Sub-Series A, 4.00%, 07/01/32	5,000	4,989,550
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 06/15/19(a)	1,580	1,600,682

		110,034,060

Tobacco — 3.5%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	1,960	2,072,347
Sub-Series B, 5.00%, 06/01/46	13,815	13,756,977

		15,829,324

Transportation — 36.7%
Delaware River Port Authority, RB:
5.00%, 01/01/29	2,000	2,242,340
5.00%, 01/01/37	8,830	9,727,658
Series D, 5.05%, 01/01/20(a)	1,430	1,473,758
Series D (AGM), 5.00%, 01/01/20(a)	5,200	5,356,832
New Brunswick Parking Authority, Refunding RB, City Guaranteed, Series B (AGM), 3.00%, 09/01/39	2,500	2,260,825
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond:
5.38%, 01/01/43	7,730	8,302,406
5.13%, 01/01/34	2,290	2,463,903
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 01/01/35	1,440	1,643,558
Series E, 5.00%, 01/01/45	8,000	8,787,440

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
New Jersey State Turnpike Authority, Refunding RB:
Series A (AGM), 5.25%, 01/01/29	$4,000	$5,003,880
Series A (AGM), 5.25%, 01/01/30	4,000	5,024,480
Series A (BHAC), 5.25%, 01/01/29	500	628,000
Series B, 5.00%, 01/01/34	2,300	2,670,852
Series G, 5.00%, 01/01/36	5,000	5,755,400
Series G, 4.00%, 01/01/43	3,320	3,389,853
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(b)	6,000	2,832,900
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32(b)	8,800	5,207,752
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35(b)	4,160	2,003,414
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/36(b)	7,210	3,290,356
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	2,250	2,502,833
Transportation Program, Series AA, 5.00%, 06/15/33	3,000	3,121,200
Transportation Program, Series AA, 5.25%, 06/15/33	5,690	6,051,599
Transportation Program, Series AA, 5.25%, 06/15/34	1,305	1,411,775
Transportation Program, Series AA, 5.00%, 06/15/38	2,340	2,452,999
Transportation System, Series A, 6.00%, 06/15/35	6,365	6,804,885
Transportation System, Series A, 5.00%, 06/15/42	5,000	5,144,550
Transportation System, Series A (NPFGC), 5.75%, 06/15/24	1,205	1,398,439
Transportation System, Series B, 5.25%, 06/15/36	2,500	2,605,825
Transportation System, Series D, 5.00%, 06/15/32	3,300	3,531,330
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A:
Federal Highway Reimbursement, 5.00%, 06/15/31	6,730	7,439,813
Transportation System, 5.00%, 12/15/32	4,285	4,671,378
Transportation System, 5.00%, 12/15/35	2,435	2,627,633
New Jersey Turnpike Authority, Refunding RB:
Series B, 5.00%, 01/01/40	9,740	11,016,719
Series E, 5.00%, 01/01/32	3,715	4,358,549
Port Authority of New York & New Jersey, ARB:
Consolidated, 93rd Series, 6.13%, 06/01/94	1,000	1,185,120
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/25	3,000	3,121,410
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	4,000	4,234,080
Port Authority of New York & New Jersey, Refunding ARB, AMT:
178th Series, 5.00%, 12/01/33	4,005	4,439,983
Consolidated, 206th Series, 5.00%, 11/15/42	3,110	3,467,339
Consolidated, 206th Series, 5.00%, 11/15/47	3,475	3,860,378
South Jersey Port Corp., Refunding ARB, Marine Terminal, Series B:
5.00%, 01/01/42	3,000	3,185,880
5.00%, 01/01/48	1,500	1,586,070

		168,285,394

Utilities — 5.6%
County of Essex New Jersey Utilities Authority, Refunding RB, (AGC), 4.13%, 04/01/22	2,000	2,007,100
North Hudson New Jersey Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 08/01/20(c)	6,045	6,342,233
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC)(b):
0.00%, 09/01/26	4,100	3,394,103
0.00%, 09/01/28	6,600	5,095,662
0.00%, 09/01/29	9,650	7,176,608
0.00%, 09/01/33	2,350	1,477,375

		25,493,081

Total Municipal Bonds — 139.3% (Cost — $608,368,629)		638,200,992

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(d) — 25.1%

New Jersey — 25.1%

County/City/Special District/School District — 5.9%
County of Union New Jersey Utilities Authority, Refunding RB, Series A, AMT:
County Deficiency Agreement, 5.00%, 06/15/41	$7,573	$8,070,210
Resource Recovery Facility, Covanta Union, Inc., 5.25%, 12/01/31	17,300	18,750,000

		26,820,210

Education — 3.5%
Rutgers — The State University of New Jersey, Refunding RB:
Series F, 5.00%, 05/01/19(a)	4,998	5,038,238
Series L, 5.00%, 05/01/43	10,000	11,059,500

		16,097,738

Health — 1.4%
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 07/01/47	6,133	6,228,960

State — 4.8%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	12,460	15,024,392
New Jersey EDA, Refunding RB, School Facilities Construction, Series NN, 5.00%, 03/01/29(e)	6,698	7,149,933

		22,174,325

Transportation — 9.5%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	3,120	3,506,755
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 07/01/22(a)(e)	9,300	10,282,685
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(e)	2,661	2,772,992
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
163rd Series, 5.00%, 07/15/39	15,545	16,181,843
169th Series, 5.00%, 10/15/41	10,000	10,642,350

		43,386,625

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.1% (Cost — $108,249,196)		114,707,858

Total Long-Term Investments — 164.4% (Cost — $716,617,825)		752,908,850

	Shares

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.24%(f)(g)	825,609	825,774

Total Short-Term Securities — 0.2% (Cost — $825,691)		825,774

Total Investments — 164.6% (Cost — $717,443,516)		753,734,624

Other Assets Less Liabilities — 0.8%		3,879,896

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.7)%		(62,941,273)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (51.7)%		(236,637,459)

Net Assets Applicable to Common Shares — 100.0%		$458,035,788

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 15, 2019 to September 1, 2020, is $13,916,017. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.
(g)

During the six months ended January 31, 2019, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,217,685	(392,076)	825,609	$825,774	$24,551	$237	$83

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	152	03/20/19	$18,615	$(424,738)
Long U.S. Treasury Bond	186	03/20/19	27,284	(1,178,433)
5-Year U.S. Treasury Note	69	03/29/19	7,925	(138,767)

				$(1,741,938)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contract	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Net unrealized depreciation(a)	$—	$—	$—	$—	$1,741,938	$—	$1,741,938

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contract	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$473,575	$—	$473,575

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,896,764)	$—	$(1,896,764)

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$38,326,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$752,908,850	$—	$752,908,850
Short-Term Securities	825,774	—	—	825,774

	$825,774	$752,908,850	$—	$753,734,624

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(1,741,938)	$—	$—	$(1,741,938)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(62,747,370)	$—	$(62,747,370)
VRDP Shares at Liquidation Value	—	(237,100,000)	—	(237,100,000)

	$—	$(299,847,370)	$—	$(299,847,370)

During the six months ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) January 31, 2019	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 127.4%

Alabama — 4.2%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC)(a):
6.00%, 06/01/19	$2,985	$3,026,103
6.13%, 06/01/19	1,500	1,521,270
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	350	376,177

		4,923,550

Arizona — 0.2%
County of Maricopa IDA, Refunding RB, Honorhealth, Series A, 4.13%, 09/01/38	270	273,729

California — 18.2%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	1,150	1,227,648
California Municipal Finance Authority, ARB, Senior Lien-Linxs APM Project, AMT, 4.00%, 12/31/47	780	766,834
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 05/01/28	720	817,884
2nd, 5.25%, 05/01/33	560	625,419
5.00%, 05/01/44	745	815,224
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT:
5.50%, 03/01/30	1,600	1,705,488
6.25%, 03/01/34	1,250	1,349,987
County of Riverside Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	2,000	2,323,040
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	970	1,124,725
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 08/01/21(a)	1,000	1,098,760
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(a)	1,740	2,001,696
5.25%, 05/15/38	495	552,900
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 08/01/19(a)	1,020	1,039,288
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	3,450	3,538,078
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,140,040
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	490	549,481
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	370	429,304

		21,105,796

Colorado — 2.4%
City & County of Denver Colorado, RB, Capital Appreciation Bonds Series, Series A-2, 0.00%, 08/01/38(b)	835	382,071
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	500	566,690
5.50%, 11/15/30	225	253,606
5.50%, 11/15/31	270	303,680
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 05/15/19(a)	1,300	1,315,860

		2,821,907

Connecticut — 0.3%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Sub-Series B-1, 4.00%, 05/15/45	380	381,683

Security	Par (000)	Value

Florida — 13.5%
County of Broward Florida Airport System, ARB, Series A, AMT, 5.00%, 10/01/45	$575	$627,590
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,170	1,323,949
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,000	1,068,290
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	55	55,390
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 09/01/40	35	35,066
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	1,840	2,104,905
Series A, 5.50%, 10/01/42	2,125	2,366,974
Series B, AMT, 6.00%, 10/01/26	590	680,252
Series B, AMT, 6.00%, 10/01/27	775	892,079
Series B, AMT, 6.25%, 10/01/38	310	356,097
Series B, AMT, 6.00%, 10/01/42	410	467,101
County of Miami-Dade Florida, Refunding RB:
Seaport Department, Series D, AMT, 6.00%, 10/01/26	735	846,735
Water & Sewer System, Series B, 5.25%, 10/01/29	500	566,445
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,165	2,338,849
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project, 5.00%, 08/01/41	1,000	1,067,520
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	710	800,418

		15,597,660

Hawaii — 2.0%
State of Hawaii Airports System, ARB, Series A, AMT, 5.00%, 07/01/45	1,000	1,099,260
State of Hawaii Airports System, COP, AMT:
5.25%, 08/01/25	250	279,375
5.25%, 08/01/26	810	900,801

		2,279,436

Idaho — 0.7%
Idaho Health Facilities Authority, RB, Trinity Health Credit Group, 4.00%, 12/01/43(c)	605	609,368
Idaho Health Facilities Authority, Refunding RB, St. Luke’s Health System Project, Series A, 4.00%, 03/01/43	40	39,330
Idaho State Building Authority, RB, Department of Health And Welfare Project, 4.00%, 09/01/48	215	218,103

		866,801

Illinois — 17.7%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,010	1,087,659
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
Series A, 5.75%, 01/01/21(a)	645	694,214
Series A, 5.75%, 01/01/39	125	132,545
Series C, 6.50%, 01/01/21(a)	3,680	4,011,678
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,056,570
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 06/01/28	3,000	3,097,440
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 01/01/42	1,375	1,438,497

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	$1,000	$1,042,430
5.25%, 12/01/43	1,190	1,225,641
Illinois Finance Authority, RB, Series A:
Carle Foundation, 6.00%, 08/15/41	1,555	1,690,440
Chicago LLC, University of Illinois at Chicago Project, 5.00%, 02/15/37	480	519,082
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	940	1,019,270
6.00%, 06/01/21	270	295,831
State of Illinois, GO:
5.25%, 02/01/32	1,000	1,044,550
5.50%, 07/01/33	1,500	1,582,605
5.50%, 07/01/38	280	292,208
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/27	235	254,907

		20,485,567

Indiana — 0.3%
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	375	396,221

Louisiana — 1.7%
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	1,000	1,124,950
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	805	811,794

		1,936,744

Maryland — 0.6%
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	645	656,668

Massachusetts — 1.6%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	645	691,046
Massachusetts Development Finance Agency, Refunding RB, Emerson College, 5.00%, 01/01/41	525	555,765
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	620	624,018

		1,870,829

Michigan — 2.1%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM):
6.25%, 07/01/19(a)	1,795	1,828,118
6.25%, 07/01/36	5	5,085
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	515	558,965

		2,392,168

Minnesota — 3.2%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 4.00%, 11/15/48	360	359,359
Duluth EDA, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	2,790	2,802,444
5.25%, 02/15/58	475	523,032

		3,684,835

Mississippi — 1.5%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,190	1,409,151
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 08/01/23(a)	260	299,023

		1,708,174

Security	Par (000)	Value

Nevada — 3.4%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 07/01/39	$2,375	$2,436,489
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 07/01/19(a)	1,500	1,522,230

		3,958,719

New Jersey — 8.2%
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond:
5.38%, 01/01/43	1,000	1,074,050
(AGM), 5.00%, 01/01/31	530	575,257
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 07/01/38	1,400	1,420,538
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program Bonds, Series S, 5.00%, 06/15/46	1,885	1,979,231
Transportation System, Series AA, 5.50%, 06/15/39	1,600	1,696,464
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48(c)	550	559,444
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	525	578,387
Series A, 5.00%, 06/01/46	1,255	1,297,444
Sub-Series B, 5.00%, 06/01/46	315	313,677

		9,494,492

New York — 8.1%
City of New York Transitional Finance Authority Future Tax Secured, RB, Future Tax Secured, Series A, Sub-Series E-1, 5.00%, 02/01/36	1,500	1,717,500
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	1,545	1,565,703
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/45	1,530	1,744,078
New York State Urban Development Corp., RB, Personal Income Tax Revenue, 4.00%, 03/15/47	1,000	1,030,590
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	600	637,926
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	2,500	2,650,925

		9,346,722

Ohio — 1.7%
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	255	256,099
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	1,500	1,670,010

		1,926,109

Oklahoma — 1.1%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/37	400	442,416
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	915	852,798

		1,295,214

Oregon — 0.2%
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(b)	475	219,298

Pennsylvania — 0.8%
Pennsylvania Housing Finance Agency, RB, S/F Housing Mortgage, Series 123-B, 4.00%, 10/01/42	935	936,795

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island — 1.3%
Rhode Island Student Loan Authority, Refunding RB, Senior-Series A, AMT, 3.50%, 12/01/34	$475	$479,299
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 06/01/40	950	982,708

		1,462,007

South Carolina — 12.0%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,470	1,661,188
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 07/01/26	1,810	2,060,413
6.00%, 07/01/38	1,155	1,314,436
5.50%, 07/01/41	1,000	1,110,340
South Carolina Jobs EDA, Refunding RB:
Anmed Health Projects, 5.00%, 02/01/38	2,710	2,914,903
Prisma Health Obligated Group, Series A, 5.00%, 05/01/43	800	872,224
Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	715	776,075
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	750	814,868
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	40	42,661
State of South Carolina Public Service Authority, Refunding RB:
Series C, 5.00%, 12/01/46	1,795	1,890,207
Series E, 5.25%, 12/01/55	425	454,338

		13,911,653

Texas — 16.9%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	930	1,033,435
City of Frisco Texas ISD, GO, School Building (AGM), 5.50%, 08/15/41	1,210	1,231,586
City of Houston Texas Combined Utility System, Refunding RB, Combined 1st Lien, Series A (AGC)(a):
6.00%, 05/15/19	2,560	2,591,078
6.00%, 05/15/19	140	141,721
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC)(a):
5.38%, 05/15/19	950	959,889
5.38%, 05/15/19	50	50,528
6.00%, 05/15/19	1,945	1,968,612
6.00%, 05/15/19	110	111,352
Dallas-Fort Worth International Airport, Refunding ARB, Joint Revenue, Series E, AMT, 5.50%, 11/01/27	2,500	2,852,500
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, Series H, AMT, 5.00%, 11/01/37	980	1,034,880
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	730	825,002
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(a)	2,120	2,317,605
North Texas Tollway Authority, Refunding RB:
4.25%, 01/01/49	2,335	2,403,019
1st Tier (AGM), 6.00%, 01/01/21(a)	1,000	1,079,010
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	420	467,149
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, Blueridge Transportation Group, AMT, 5.00%, 12/31/55	525	554,773

		19,622,139

Virginia — 0.3%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	380	410,031

Security	Par (000)	Value

Washington — 2.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 02/01/21(a)	$1,000	$1,069,840
State of Washington, GO, Various Purposes, Series B, 5.25%, 02/01/21(a)	725	775,634
Washington State Housing Finance Commission, Refunding RB, Horizon House Project, 5.00%, 01/01/43(d)	1,000	1,040,050

		2,885,524

West Virginia — 0.1%
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	85	82,590

Wisconsin — 0.6%
Wisconsin Housing & Economic Development Authority, RB, M/F Housning, WHPC Madison Pool Project, Series A, 4.70%, 07/01/47	660	682,678

Total Municipal Bonds — 127.4% (Cost — $140,745,266)		147,615,739

Municipal Bonds Transferred to Tender Option Bond Trusts(e) — 47.0%

California — 5.8%
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Series B, AMT, 5.00%, 05/15/46	2,050	2,257,901
Fremont Union High School District, GO, Refunding Series A, 4.00%, 08/01/46	1,520	1,581,081
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	2,565	2,890,900

		6,729,882

Connecticut — 1.2%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,216	1,334,834

District of Columbia — 0.7%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, 4.10%, 09/01/39	790	800,231

Georgia — 0.9%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	1,025	1,046,042

Idaho — 1.4%
Idaho State Building Authority, RB, State Office Campus Project, Series A, 4.00%, 09/01/48	1,570	1,598,519

Illinois — 1.0%
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,004	1,118,423

Nevada — 5.6%
County of Clark Nevada Water Reclamation District, GO, Series B, 5.50%, 07/01/19(a)	1,994	2,025,944
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 06/01/28	4,200	4,489,632

		6,515,576

New Jersey — 2.0%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,290	1,294,891
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(f)	1,000	1,042,478

		2,337,369

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York — 15.9%
City of New York, GO, Series D, 5.00%, 12/01/43(f)	$2,380	$2,723,125
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38(c)	1,740	1,796,689
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	1,095	1,109,673
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series BB, 5.25%, 06/15/44	2,999	3,259,490
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(f):
5.75%, 02/15/21(a)	619	666,962
5.75%, 02/15/47	381	410,295
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,000	3,256,696
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(f)	1,770	1,936,724
State of New York Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 03/15/19(a)	3,250	3,263,748

		18,423,402

North Carolina — 0.8%
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 01/01/48	902	903,374

Pennsylvania — 1.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,664	1,903,525

Rhode Island — 1.6%
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/47	1,832	1,846,399

Texas — 2.3%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 02/01/31(a)(f)	2,609	2,609,398

Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(a)	1,005	1,022,556

Security	Par (000)	Value

Virginia — 1.7%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57(f)	$1,668	$1,978,200

West Virginia — 1.2%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(f)	1,391	1,410,100

Wisconsin — 2.4%
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
4.10%, 11/01/43	1,222	1,235,612
4.45%, 05/01/57	1,528	1,544,542

		2,780,154

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.0% (Cost — $53,280,812)		54,357,984

Total Long-Term Investments — 174.4% (Cost — $194,026,078)		201,973,723

	Shares

Short-Term Securities — 0.4%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.24%(g)(h)	478,001	478,097

Total Short-Term Securities — 0.4% (Cost — $478,097)		478,097

Total Investments — 174.8% (Cost — $194,504,175)		202,451,820

Liabilities in Excess of Other Assets — (0.0)%		(1,857)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.0)%		(30,097,734)

VMTP Shares at Liquidation Value — (48.8)%		(56,500,000)

Net Assets Applicable to Common Shares — 100.0%		$115,852,229

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	When-issued security.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between February 1, 2019, to December 1, 2026, is $7,188,603. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.
(h)

During the six months ended January 31, 2019, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	477,450	551	478,001	$478,097	$7,532	$283	$—

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Investment Quality Fund (MFT)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	13	03/20/19	$1,592	$(28,345)
Long U.S. Treasury Bond	40	03/20/19	5,868	(226,803)
5-Year U.S. Treasury Note	13	03/29/19	1,493	(23,576)

				$(278,724)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$278,724	$—	$278,724

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$36,883	$—	$36,883

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(297,792)	$—	$(297,792)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$6,805,309

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Long-Term Investments(a)	$—	$201,973,723		$—	$201,973,723
Short-Term Securities	478,097	—		—	478,097

	$478,097	$201,973,723	$		$202,451,820

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(278,724)	$—		$—	$(278,724)

(a)	See above Schedule of Investments for values in each state.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Investment Quality Fund (MFT)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(29,988,610)	$—	$(29,988,610)
VMTP Shares at Liquidation Value	—	(56,500,000)	—	(56,500,000)

	$—	$(86,488,610)	$—	$(86,488,610)

During the six months ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) January 31, 2019	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 139.6%

Michigan — 139.6%

Corporate — 3.8%
County of Monroe Michigan EDC, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 09/01/22	$14,500	$16,914,975

County/City/Special District/School District — 28.4%
Anchor Bay School District, GO, Refunding, (Q-SBLF):
4.38%, 05/01/27	1,600	1,680,336
4.50%, 05/01/29	1,505	1,579,257
Battle Creek School District Michigan, GO, Refunding, (Q-SBLF):
5.00%, 05/01/35	1,100	1,242,956
5.00%, 05/01/36	1,500	1,689,735
5.00%, 05/01/37	1,170	1,313,150
Berkley School District, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/35	2,965	3,339,657
Byron Center Public Schools, GO, School Building & Site, Series I (Q-SBLF):
5.00%, 05/01/43	4,475	5,023,277
5.00%, 05/01/47	740	823,317
Columbia Michigan School District, GO, Unlimited Tax, School Building & Site (Q-SBLF), 5.00%, 05/01/38	5,185	5,746,328
Comstock Park Michigan Public Schools, GO, School Building & Site, Series B (Q-SBLF), 5.50%, 05/01/21(a)	3,385	3,664,296
Country of Saginaw Michigan, GO, 4.00%, 11/01/42	2,000	2,059,460
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 05/01/19	1,000	1,007,820
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 05/01/39	5,300	5,343,460
Dearborn School District, GO, School Building & Site, Series A (Q-SBLF):
5.00%, 05/01/32	1,500	1,685,925
5.00%, 05/01/33	1,600	1,792,192
5.00%, 05/01/34	1,200	1,340,712
Dowagiac Union School District, GO, (Q-SBLF), 5.00%, 05/01/41	1,140	1,252,313
East Lansing School District, GO, School Building & Site, Series I (Q-SBLF):
5.00%, 05/01/36	550	630,201
5.00%, 05/01/37	550	625,466
5.00%, 05/01/39	740	833,506
5.00%, 05/01/42	1,000	1,114,870
Farmington Public School District, GO, Refunding, School Building & Site (AGM):
5.00%, 05/01/33	1,500	1,702,425
5.00%, 05/01/34	1,500	1,698,735
5.00%, 05/01/35	1,000	1,131,870
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	4,950	5,348,277
Fraser Public School District, Refunding, GO,School Building & Site (Q-SBLF):
5.00%, 05/01/38	750	843,615
5.00%, 05/01/43	2,000	2,222,140
5.00%, 05/01/47	3,225	3,575,880
Gibraltar School District, GO, (Q-SBLF):
5.00%, 05/01/35	1,000	1,151,620
5.00%, 05/01/36	750	861,765
Goodrich Area School District, GO, School Building & Site (Q-SBLF):
5.50%, 05/01/21(a)	1,540	1,665,294
5.50%, 05/01/36	460	495,001

Security	Par (000)	Value

County/City/Special District/School District (continued)
Goodrich Area School District Michigan, GO, School Building & Site (Q-SBLF):
5.50%, 05/01/21(a)	$2,575	$2,787,463
5.50%, 05/01/32	1,000	1,080,210
Grand Rapids Public Schools, GO, Refunding Unlimited Tax (AGM), 5.00%, 05/01/29	1,000	1,177,790
Grandville Public Schools, GO, School Building & Site, Series II (AGM), 5.00%, 05/01/40	3,250	3,599,765
Gull Lake Community School District, GO, School Building & Site, Series I (Q-SBLF), 5.00%, 05/01/45	4,000	4,486,840
Hudsonville Michigan Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 05/01/21(a)	6,750	7,277,782
Hudsonville Public Schools, GO, Refunding Unlimited Tax (Q-SBLF):
5.00%, 05/01/38	1,835	2,066,871
5.00%, 05/01/40	2,450	2,742,653
Jackson Michigan Public Schools, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/42	4,000	4,486,840
Kentwood Public Schools, GO, School Building & Site:
5.00%, 05/01/41	1,120	1,236,390
5.00%, 05/01/44	1,815	1,997,480
Livonia Public Schools School District Michigan, GO, Series I (AGM), 5.00%, 05/01/43	5,000	5,521,150
Mattawan Consolidated School District, GO, Series I (Q-SBLF), 5.00%, 05/01/39	3,375	3,758,501
Portage Public Schools, GO, Refunding School Building & Site, 5.00%, 11/01/37	1,250	1,408,988
Romeo Community School District, GO, Refunding School Building & Site, Series 1 (Q-SBLF), 5.00%, 05/01/41	2,000	2,213,240
Troy School District, GO, School Building & Site (Q-SBLF), 5.00%, 05/01/28	2,000	2,268,140
Walled Lake Consolidated School District, GO, School Building & Site (Q-SBLF):
5.00%, 05/01/37	2,850	3,174,729
5.00%, 05/01/40	2,630	2,925,901
5.00%, 05/01/43	1,530	1,698,530
West Bloomfield School District, GO, School Building & Site (AGM), 5.00%, 05/01/35	1,800	2,053,998
Zeeland Public Schools, GO, School Building & Site, Series A (AGM):
5.00%, 05/01/33	1,000	1,133,100
5.00%, 05/01/34	1,000	1,130,650
5.00%, 05/01/35	1,000	1,128,810

		125,840,677

Education — 22.9%
City of Grand Rapids Michigan, EDC, RB, Ferris State University Project, Series A, 5.50%, 10/01/35	760	803,366
Eastern Michigan University, Refunding RB, Series A (BAM), 5.00%, 03/01/36	500	565,105
Ferris State University, Refunding RB:
5.00%, 10/01/41	2,250	2,487,645
General (AGM), 4.50%, 10/01/24	1,595	1,598,732
General (AGM), 4.50%, 10/01/25	1,405	1,408,288
Grand Valley State University, RB, 5.00%, 12/01/43	1,600	1,798,000
Lake Superior State University, RB, General (AGM), 5.00%, 01/15/48	3,750	4,121,362
Michigan Finance Authority, Refunding RB:
College for Creative Studies, 4.00%, 12/01/33	1,720	1,712,312
College for Creative Studies, 5.00%, 12/01/36	1,550	1,628,430
College for Creative Studies, 5.00%, 12/01/40	2,900	3,018,204
College for Creative Studies, 5.00%, 12/01/45	4,400	4,559,808
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/29	5,900	6,081,779

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/30	$2,850	$2,929,686
Series 25 A, AMT, Student Loan Revenue, 4.00%, 11/01/31	3,150	3,223,552
Michigan State University, Refunding RB, General, Series C:
5.00%, 02/15/40	8,470	8,714,614
5.00%, 02/15/44	1,000	1,028,360
Michigan Technological University, RB, General, Series A, 5.00%, 10/01/45	1,800	2,037,798
Northern Michigan University, Refunding RB, General, Series A, 5.00%, 12/01/35	1,245	1,431,974
Oakland University, RB:
5.00%, 03/01/41	3,635	3,990,721
General, 5.00%, 03/01/32	400	429,396
General, Series A, 5.00%, 03/01/38	5,490	5,950,227
General, Series A, 5.00%, 03/01/43	16,845	18,216,688
University of Michigan, RB, Series A, 5.00%, 04/01/39	3,425	3,905,733
Wayne State University, RB, General, Series A, 5.00%, 11/15/40	3,000	3,351,030
Western Michigan University, Refunding RB, General, University and College Improvements:
5.25%, 11/15/40	3,500	3,822,980
5.25%, 11/15/43	8,475	9,592,174
(AGM), 5.25%, 11/15/33	1,000	1,134,250
(AGM), 5.00%, 11/15/39	1,750	1,956,798

		101,499,012

Health — 31.8%
Grand Traverse County Hospital Finance Authority, RB:
Munson Healthcare Obligated Group, Series A, 5.00%, 07/01/49	2,610	2,840,646
Munson Healthcare Obligated Group, Series B, 4.00%, 07/01/49	2,000	2,009,300
Series A, 5.00%, 07/01/44	4,230	4,548,688
Series A, 5.00%, 07/01/47	2,200	2,364,626
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM):
5.25%, 05/15/20(a)	4,140	4,318,807
5.25%, 05/15/36	3,360	3,473,434
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	7,500	8,063,175
Michigan Finance Authority, RB:
Beaumont Health Credit Group, 4.00%, 11/01/46	1,025	1,018,143
Sparrow Obligated Group, 5.00%, 11/15/36	2,500	2,681,950
Sparrow Obligated Group, 5.00%, 11/15/45	3,750	4,057,912
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 5.00%, 11/15/37	3,000	3,278,400
Henry Ford Health System, 5.00%, 11/15/41	1,000	1,078,020
Henry Ford Health System, 3.25%, 11/15/42	1,145	1,002,585
Henry Ford Health System, 4.00%, 11/15/46	8,500	8,359,410
Hospital, McLaren Health Care, 5.00%, 05/15/32	1,000	1,125,240
Hospital, McLaren Health Care, 5.00%, 05/15/33	2,000	2,240,700
Hospital, McLaren Health Care, 5.00%, 05/15/34	6,500	7,246,720
Hospital, McLaren Health Care, 5.00%, 05/15/35	4,945	5,492,115
Hospital; Trinity Health Credit Group, 5.00%, 12/01/39	4,980	5,299,118
MidMichigan Health, 5.00%, 06/01/39	1,500	1,639,620
Trinity Health Credit Group, 5.00%, 12/01/21(a)	20	21,766
Trinity Health Credit Group, 5.00%, 12/01/31	5,000	5,377,000
Trinity Health Credit Group, 5.00%, 12/01/35	6,500	6,953,180
Michigan State Hospital Finance Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/25	6,000	6,134,280
Michigan State Hospital Finance Authority, Refunding RB:
Ascension Senior Credit Group, 5.00%, 11/15/47	2,750	3,040,537
Henry Ford Health System, 5.75%, 11/15/19(a)	3,165	3,263,115

Security	Par (000)	Value

Health (continued)
Hospital, Oakwood Obligated Group, 5.00%, 11/01/32	$4,000	$4,374,400
McLaren Health Care, Series A, 5.00%, 06/01/35	2,250	2,429,078
Trinity Health, 6.50%, 12/01/33	80	80,109
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	5,300	5,462,975
Royal Oak Hospital Finance Authority Michigan, Refunding RB:
Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	27,365	29,548,453
William Beaumont Hospital, Series W, 6.00%, 08/01/19(a)	1,500	1,531,065

		140,354,567

Housing — 7.1%
Michigan State HDA, RB:
M/F Housing, Rental Housing Revenue, Series A, 4.45%, 10/01/34	1,000	1,034,470
M/F Housing, Rental Housing Revenue, Series A, 4.63%, 10/01/39	3,490	3,594,211
M/F Housing, Rental Housing Revenue, Series A, 4.75%, 10/01/44	5,000	5,138,250
Williams Pavilion, AMT (Ginnie Mae), 4.75%, 04/20/37	3,190	3,192,105
Michigan State Housing Development Authority, RB, Series A, M/F:
Housing, 4.30%, 10/01/40	3,320	3,395,165
4.00%, 10/01/43	7,420	7,362,124
State of Michigan Housing Development Authority, RB, S/F Housing, Series C, 4.13%, 12/01/38	7,500	7,698,000

		31,414,325

State — 23.3%
Michigan Finance Authority, RB, Charter County of Wayne Criminal Justice Center Project:
5.00%, 11/01/34	215	251,279
5.00%, 11/01/38	2,500	2,851,475
5.00%, 11/01/43	4,000	4,502,000
Michigan Finance Authority, Refunding RB, Detroit Regional Convention Facility Authority Local Project Bonds, 5.00%, 10/01/39	5,400	6,026,454
Michigan State Finance Authority, RB, Local Government Loan Program, Series F, 5.00%, 04/01/31	1,000	1,068,670
Michigan Strategic Fund, RB:
1-75 Improvement Project, AMT, 5.00%, 12/31/43	15,000	16,357,650
1-75 Improvement Project, AMT (AGM), 4.25%, 12/31/38	14,000	14,191,940
Michigan Senate Offices Project, Series A, 5.25%, 10/15/40	3,000	3,404,700
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	7,000	7,615,440
State of Michigan, COP, (AMBAC), 0.00%, 06/01/22(b)(c)	3,000	2,814,390
State of Michigan Building Authority, RB, Local Government Loan Program, Series F, 5.25%, 10/01/41	8,595	9,221,919
State of Michigan Building Authority, Refunding RB:
Facilities Program, Series I (AGC), 5.25%, 10/15/24	6,000	6,139,680
Facilities Program, Series I (AGC), 5.25%, 10/15/25	3,500	3,580,710
Facilities Program, Series I (AGC), 5.25%, 10/15/26	1,000	1,022,640
Facilities Program, Series I-A, 5.50%, 10/15/45	2,000	2,165,280
Facilities Program, Series II (AGM), 5.00%, 10/15/26	7,500	7,658,475
Series I, 5.00%, 04/15/41	4,750	5,287,178
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/33	3,000	3,237,060
5.00%, 11/15/36	5,345	5,750,846

		103,147,786

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation — 5.4%
Wayne County Airport Authority, ARB, Series A, 5.00%, 12/01/42	$1,000	$1,113,800
Wayne County Airport Authority, RB:
Detroit Metropolitan Wayne County Airport, AMT (NPFGC), 5.00%, 12/01/39	1,475	1,610,921
Series B, AMT, 5.00%, 12/01/42	1,000	1,097,070
Series B, AMT, 5.00%, 12/01/47	1,250	1,368,375
Series D, 5.00%, 12/01/35	3,850	4,349,769
Series D, 5.00%, 12/01/45	5,000	5,547,650
Wayne County Airport Authority, Refunding RB, Series F, AMT, 5.00%, 12/01/34	8,000	8,907,360

		23,994,945

Utilities — 16.9%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	2,655	2,860,497
City of Detroit Michigan Water Supply System Revenue, RB, Series A:
Senior Lien, 5.25%, 07/01/41	4,325	4,605,390
(NPFGC), 5.00%, 07/01/34	10	10,025
City of Grand Rapids Michigan Sanitary Sewer System, Refunding RB, Series A (NPFGC), 5.50%, 01/01/22	810	863,079
City of Holland Michigan Electric Utility System, RB, Series A, 5.00%, 07/01/39	10,000	10,655,500
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A:
5.00%, 07/01/27	3,180	3,403,936
5.00%, 07/01/31	6,830	7,297,650
5.00%, 07/01/37	3,335	3,550,374
5.50%, 07/01/41	5,000	5,402,000
City of Port Huron Michigan, RB, Water Supply System:
5.25%, 10/01/31	500	538,210
5.63%, 10/01/40	1,500	1,636,785
Downriver Utility Wastewater Authority, Refunding RB, (AGM), 5.00%, 04/01/43	1,000	1,105,070
Great Lakes Water Authority Water Supply System Revenue, RB, Second Lien, Series B, 5.00%, 07/01/46	10,000	10,945,600
Karegnondi Water Authority, Refunding RB:
5.00%, 11/01/41	2,750	3,023,405
5.00%, 11/01/45	3,000	3,284,160
Michigan Finance Authority, Refunding RB:
Government Loan Program, 5.00%, 07/01/34	2,000	2,212,200
Government Loan Program, 5.00%, 07/01/35	750	827,640
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 07/01/31	1,000	1,111,280
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 07/01/32	5,250	5,812,852
Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 07/01/33	3,000	3,311,610
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund, Pooled Project, 5.00%, 10/01/20(a)	2,000	2,106,760

		74,564,023

Total Municipal Bonds — 139.6% (Cost — $592,256,066)		617,730,310

Municipal Bonds Transferred to Tender Option Bond Trusts(d) — 22.7%

Michigan — 22.7%

Education — 12.0%
Eastern Michigan University, RB, General ,Series A (AGM), 4.00%, 03/01/44	10,000	10,213,000

Security	Par (000)	Value

Education (continued)
Michigan State University, Refunding RB, General, Series A, 5.00%, 08/15/38(e)	$10,000	$10,974,650
University of Michigan, Refunding RB, 5.00%, 04/01/46	10,000	11,238,286
Wayne State University, RB, General, Series A(e):
5.00%, 11/15/43	8,530	9,559,035
5.00%, 11/15/40	10,000	11,161,750

		53,146,721

Health — 7.4%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	10,002	10,839,360
Michigan Finance Authority, Refunding RB:
Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	190	202,072
Trinity Health Corp., Series 2016, 5.00%, 12/01/45	19,735	21,608,106

		32,649,538

State — 3.3%
Michigan State Finance Authority, Refunding RB, Student Loan, AMT, Series A, 4.00%, 11/01/28	8,750	9,044,881
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	5,150	5,827,019

		14,871,900

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.7% (Cost — $99,496,462)		100,668,159

Total Long-Term Investments — 162.3% (Cost — $691,752,528)		718,398,469

	Shares

Short-Term Securities — 0.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.24%(f)(g)	3,343,952	3,344,621

Total Short-Term Securities — 0.8% (Cost — $3,344,368)		3,344,621

Total Investments — 163.1% (Cost — $695,096,896)		721,743,090

Other Assets Less Liabilities — 1.5%		6,513,990

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.3)%		(54,246,049)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (52.3)%		(231,480,550)

Net Assets Applicable to Common Shares — 100.0%		$442,530,481

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 1, 2021 to November 15, 2026, is $16,418,062. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

(g)

During the six months ended January 31, 2019, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,335,566	8,386	3,343,952	$3,344,621	$26,450	$698	$(172)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	70	03/20/19	$8,573	$(213,419)
Long U.S. Treasury Bond	145	03/20/19	21,270	(995,457)
5-Year U.S. Treasury Note	56	03/29/19	6,432	(118,912)

				$(1,327,788)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$1,327,788	$—	$1,327,788

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$250,628	$—	$250,628

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,287,862)	$—	$(1,287,862)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$29,438,406

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$718,398,469	$—	$718,398,469
Short-Term Securities	3,344,621	—	—	3,344,621

	$3,344,621	$718,398,469	$—	$721,743,090

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(1,327,788)	$—	$—	$(1,327,788)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(54,022,057)	$—	$(54,022,057)
VRDP Shares at Liquidation Value	—	(231,900,000)	—	(231,900,000)

	$—	$(285,922,057)	$—	$(285,922,057)

During the six months ended January 31, 2019, there were no transfers between levels.

See notes to financial statements

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2019	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 122.1%

Pennsylvania — 122.1%

Corporate — 2.2%
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 04/01/39	$1,510	$1,519,755
Aqua Pennsylvania, Inc. Project, Series B, 4.50%, 12/01/42	2,630	2,700,878
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT:
Aqua Pennsylvania, Inc. Project, Series A, 5.00%, 12/01/34	180	188,039
National Gypsum Co., 5.50%, 11/01/44	135	139,683

		4,548,355

County/City/Special District/School District — 30.3%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 05/01/35	190	196,211
5.00%, 05/01/42	450	460,233
Altoona Area School District, GO:
5.00%, 12/01/36	125	140,485
5.00%, 12/01/45	600	662,622
Altoona Area School District, GOL, Series A (AGM), 5.00%, 12/01/36	1,180	1,326,178
Bethlehem Area School District, GO, (BAM), Series A:
5.00%, 08/01/34	1,610	1,834,289
5.00%, 08/01/35	1,210	1,377,791
Borough of West Chester Pennsylvania, GO, Refunding, 3.50%, 11/15/35	1,095	1,106,202
Boyertown Area School District, GO:
5.00%, 10/01/36	610	676,801
5.00%, 10/01/38	920	1,017,952
City of Philadelphia Pennsylvania, GO, Refunding Series A (AGC):
5.00%, 08/01/19(a)	255	259,228
5.00%, 08/01/24	2,115	2,147,254
City of Pittsburgh Pennsylvania, GO, Series B, 5.00%, 09/01/26	1,095	1,204,193
County of Bucks Pennsylvania Water & Sewer Authority, RB, Series A (AGM):
5.00%, 12/01/37	780	884,614
5.00%, 12/01/40	1,000	1,130,650
County of Delaware Springfield School District, GO:
5.00%, 03/01/40	1,025	1,158,947
5.00%, 03/01/43	775	871,751
County of Lycoming Pennsylvania Water & Sewer Authority, RB, (AGM), 5.00%, 11/15/19(a)	500	512,805
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 07/01/32	170	189,763
County of York Pennsylvania, GO, Refunding, 5.00%, 09/01/20(a)	500	525,370
Dallastown Area School District, GO, Refunding, 5.00%, 04/15/34	1,235	1,407,394
Fox Chapel Area School District, GO:
5.00%, 02/01/39	1,345	1,528,740
5.00%, 02/01/42	1,250	1,411,313
Marple Newtown School District, GO, (AGM), 5.00%, 06/01/19(a)	4,100	4,145,305
Shaler Area School District Pennsylvania, GO, CAB (Syncora), 0.00%, 09/01/30(b)	6,145	4,299,165
Springfield School District/Delaware County, GO:
5.00%, 03/01/36	870	1,002,092
5.00%, 03/01/37	890	1,016,798

Security	Par (000)	Value

County/City/Special District/School District (continued)
State Public School Building Authority, RB (AGM):
Community College, Allegheny County Project, 5.00%, 07/15/34	$2,190	$2,334,847
Corry Area School District, CAB, 0.00%, 12/15/22(b)	1,640	1,493,876
Corry Area School District, CAB, 0.00%, 12/15/23(b)	1,980	1,753,785
Corry Area School District, CAB, 0.00%, 12/15/24(b)	1,980	1,702,661
Corry Area School District, CAB, 0.00%, 12/15/25(b)	1,770	1,474,392
State Public School Building Authority, Refunding RB, Harrisburg School District Project, Series A (AGC)(a):
5.00%, 05/15/19	215	217,055
5.00%, 05/15/19	215	217,055
5.00%, 05/15/19	855	863,174
Township of Bristol Pennsylvania School District, GO:
5.00%, 06/01/40	775	838,380
5.25%, 06/01/43	6,925	7,620,201
(BAM), 5.00%, 06/01/42	1,685	1,859,684
Township of Falls Pennsylvania, Refunding RB, Water & Sewer Authority, 5.00%, 12/01/37	1,270	1,370,101
Township of Lower Paxton Pennsylvania, GO:
5.00%, 04/01/42	435	486,417
5.00%, 04/01/46	1,435	1,601,675
Tredyffrin Easttown School District, GOL, 5.00%, 02/15/39(c)	695	791,181
West Shore School District Pennsylvania, GOL:
5.00%, 11/15/43	2,095	2,317,510
5.00%, 11/15/48	1,200	1,324,728
Williamsport Sanitary Authority, Refunding RB, (BAM), 4.00%, 01/01/40	580	587,807

		61,348,675

Education — 22.3%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College, 5.00%, 08/15/26	100	104,391
County of Cumberland Pennsylvania Municipal Authority, RB, AICUP Financing Program, Dickinson College Project, 5.00%, 11/01/19(a)	200	204,794
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran Social Ministries Project:
4.00%, 01/01/36	395	387,369
4.13%, 01/01/38	160	156,802
5.00%, 01/01/39	760	820,998
County of Delaware Pennsylvania Authority, RB, Villanova University:
5.00%, 08/01/40	1,205	1,364,602
5.00%, 08/01/45	3,610	4,076,701
County of Delaware Pennsylvania Authority, Refunding RB:
Cabrini University, 5.00%, 07/01/47	2,480	2,576,472
Villanova University, 5.25%, 12/01/19(a)	100	102,860
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jeferson University, Series A:
5.00%, 09/01/37	840	943,202
5.00%, 09/01/48	1,500	1,650,900
County of Northampton Pennsylvania General Purpose Authority, Refunding RB:
Lafayette College, 4.00%, 11/01/38	1,160	1,196,830
Moravian College, 5.00%, 10/01/36	610	661,167
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,000	2,257,320
Pennsylvania Higher Educational Facilities Authority, RB, Thomas Jefferson University, 5.00%, 03/01/20(a)	1,000	1,033,800
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 4.00%, 06/15/34	2,000	2,090,800

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 05/01/21(a)	$3,700	$3,985,048
Drexel University, Series A, 5.25%, 05/01/41	230	244,138
La Salle University, 5.00%, 05/01/37	1,325	1,354,362
La Salle University, 5.00%, 05/01/42	1,855	1,883,938
State System of Higher Education, Series AL, 5.00%, 06/15/35	280	290,786
Thomas Jefferson University, 5.00%, 09/01/45	2,000	2,219,940
University of Science in Philadelphia, 5.00%, 11/01/36	2,100	2,313,192
Widener University, Series A, 5.25%, 07/15/33	1,580	1,688,894
Widener University, Series A, 5.50%, 07/15/38	385	410,244
Philadelphia Authority for Industrial Development, RB, University of Sciences, 5.00%, 11/01/42	2,710	2,994,631
Philadelphia Authority for Industrial Development, Refunding RB:
1st Series, 5.00%, 04/01/45	2,170	2,399,195
La Salle University, 4.00%, 05/01/42	2,985	2,730,767
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 09/15/38	830	934,215
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 07/01/35	485	504,604
5.00%, 07/01/35	435	459,612
5.00%, 07/01/45	300	307,854
5.00%, 07/01/47	820	849,036

		45,199,464

Health — 21.9%
City of Pottsville Pennsylvania Hospital Authority, Refunding RB, Lehigh Valley Health, Series B, 5.00%, 07/01/41	3,000	3,291,060
County of Allegheny Hospital Development Authority, Refunding RB:
Allegheny Health Network Obligation, Class A (AGM), 4.00%, 04/01/44	3,940	3,969,944
Allegheny Health Network Obligated Group Issue, Series A, 4.00%, 04/01/37	1,700	1,723,392
Allegheny Health Network Obligated Group Issue, Series A, 5.00%, 04/01/47	700	759,913
County of Allegheny Pennsylvania Hospital Development Authority, RB, University of Pittsburgh Medical Center Health, Series B (NPFGC), 6.00%, 07/01/26	2,000	2,489,020
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center Project:
Series A, 5.00%, 11/01/40	765	810,189
Series A3, 5.50%, 11/01/19(a)	250	256,815
Series A3, 5.50%, 11/01/31	250	256,533
County of Bucks Pennsylvania IDA, Refunding RB, Pennswood Village Project, 5.00%, 10/01/37	940	1,011,017
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/21(a)	2,410	2,746,195
County of Chester Health & Education Facilities Authority, Refunding RB, Main Line Health System, Series A, 5.00%, 10/01/52	2,290	2,531,961
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran Social Ministries, 5.00%, 01/01/38	2,600	2,739,724
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project:
6.00%, 06/01/19(a)	240	243,386
6.00%, 06/01/29	260	263,263
County of Franklin Pennsylvania IDA, Refunding RB, Chambersburg Hospital Project, 5.38%, 07/01/42	415	432,633

Security	Par (000)	Value

Health (continued)
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Masonic Villages of The Grand Lodge of Pennsylvania Project, 5.00%, 11/01/35	$575	$622,622
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, Series A, 5.13%, 06/01/19(a)	490	495,449
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Communities, Series A-1, 6.25%, 11/15/19(a)	235	243,192
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, 5.00%, 11/15/27	865	921,978
Acts Retirement-Life Communities, 5.00%, 11/15/28	555	589,588
Whitemarsh Continuing Care Retirement Community, 5.25%, 01/01/40	220	216,425
County of Northampton Pennsylvania General Purpose Authority, Refunding RB:
St. Luke’s University Health Network Project, 5.00%, 08/15/46	1,000	1,091,620
St. Lukes University Health Network, 5.00%, 08/15/48	1,125	1,244,407
County of Union Pennsylvania Hospital Authority, Refunding RB, Evangelical Community Hospital Project, 7.00%, 08/01/21(a)	460	517,666
County of Wayne Hospital & Health Facilites Authority, RB, Wayne Memorial Hospital Project, Series A, 4.00%, 07/01/46	1,595	1,610,854
DuBois Hospital Authority, Refunding RB, Penn Highlands Healthcare, 4.00%, 07/15/48	2,060	2,035,342
Geisinger Authority Pennsylvania, RB, Series A(a):
Health System, 5.25%, 06/01/19	125	126,420
5.13%, 06/01/19	500	505,475
Geisinger Authority Pennsylvania, Refunding RB, Health System, Series A-2, 5.00%, 02/15/39	4,050	4,538,268
Lancaster IDA, Refunding RB, Garden Spot Village Project:
5.38%, 05/01/28	520	558,516
5.75%, 05/01/35	865	934,321
Pennsylvania Higher Educational Facilities Authority, Refunding RB, University of Pittsburgh Medical Center, Series E, 5.00%, 05/15/31	1,000	1,037,450
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 07/01/41	940	996,381
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Presbyterian Medical Center, 6.65%, 12/01/19(d)	465	483,763
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 07/01/20(a)	2,055	2,154,626

		44,449,408

Housing — 6.4%
City of Philadelphia Pennsylvania, GO, Refunding, Series A, 5.00%, 08/01/37	1,360	1,498,244
Pennsylvania HFA, RB:
S/F Housing, Series 128B, 4.00%, 10/01/47(c)	3,780	3,782,608
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.25%, 10/01/35	400	353,480
Brinton Manor Apartments & Brinton Towers, M/F Housing, Series A, 4.50%, 10/01/40	400	349,244
S/F Housing Mortgage, Series 118-B, 4.05%, 10/01/40	1,000	1,007,010
S/F Housing Mortgage, Series 2015-117-B, 4.05%, 10/01/40	1,600	1,610,400
Philadelphia IDA, RB, Series A:
3.50%, 12/01/36	790	765,463
4.00%, 12/01/46	2,970	2,911,164
4.00%, 12/01/51	790	753,834

		13,031,447

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State — 5.7%
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment, 5.00%, 06/01/35	$1,295	$1,451,630
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 06/01/22(a)	2,460	2,721,301
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	7,000	7,476,980

		11,649,911

Tobacco — 2.0%
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment, 5.00%, 06/01/33	3,575	4,043,933

Transportation — 19.7%
City of Philadelphia Pennsylvania, ARB, Series A, 5.00%, 06/15/40	3,825	3,959,104
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, AMT, Series B:
5.00%, 07/01/37	1,100	1,222,639
5.00%, 07/01/47	2,105	2,301,123
Delaware River Joint Toll Bridge Commission, RB, Bridge System, 5.00%, 07/01/42	1,500	1,691,730
Delaware River Port Authority, RB:
5.00%, 01/01/29	475	532,556
5.00%, 01/01/37	2,285	2,517,293
Series D, 5.00%, 01/01/20(a)	750	772,620
Series D (AGM), 5.00%, 01/01/20(a)	1,560	1,607,050
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	6,025	6,430,603
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42(b)	4,760	1,735,496
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40(b)	1,275	520,213
Sub-Series B, 5.25%, 12/01/48	1,930	2,190,280
Sub-Series B-1, 5.00%, 06/01/42	2,345	2,544,090
Pennsylvania Turnpike Commission, Refunding RB:
Sub-Series A-1, 5.25%, 12/01/45	3,270	3,618,778
Sub-Series B (AGM), 5.25%, 06/01/19(a)	1,695	1,714,526
Sub-Series B (AGM), 5.25%, 06/01/19(a)	1,805	1,826,389
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts(a):
5.00%, 06/01/21	1,860	1,997,975
5.00%, 06/01/21	2,465	2,647,854

		39,830,319

Utilities — 11.6%
City of Lancaster Pennsylvania, GO, (BAM), 4.00%, 11/01/42	1,705	1,738,043
City of Philadelphia Pennsylvania Gas Works, RB, 9th Series:
5.25%, 08/01/20(a)	660	693,667
5.25%, 08/01/40	1,040	1,085,354
City of Philadelphia Pennsylvania Gas Works, Refunding RB:
5.00%, 08/01/30	800	909,400
5.00%, 08/01/31	600	679,758
5.00%, 08/01/32	800	903,304
5.00%, 08/01/33	400	450,388
5.00%, 08/01/34	700	785,533
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 10/01/52	810	920,241
Series C (AGM), 5.00%, 08/01/40	3,350	3,484,904
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series A, 5.00%, 10/01/43	3,040	3,424,104
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment, 5.00%, 06/01/34	4,175	4,701,259
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement (BAM), 5.25%, 12/01/41	1,410	1,585,855

Security	Par (000)	Value

Utilities (continued)
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 05/01/23(a)	$420	$474,638
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 01/01/32	1,605	1,647,549

		23,483,997

Total Municipal Bonds — 122.1% (Cost — $238,894,733)		247,585,509

Municipal Bonds Transferred to Tender Option Bond Trusts(e) — 47.4%

Pennsylvania — 47.4%

Education — 17.3%
County of Northampton General Purpose Authority, Refunding RB, Lafayette College, 5.00%, 11/01/47	3,900	4,358,884
Pennsylvania Higher Educational Facilities Authority, RB:
State System of Higher Education, Series AR, 4.00%, 06/15/38	11,335	11,653,572
University of Pennsylvania Health System, Series A, 5.75%, 08/15/21(a)	5,120	5,621,658
University of Pennsylvania Health System, Series A, 4.00%, 08/15/39(f)	7,815	7,948,847
Philadelphia Authority for Industrial Development, RB, Philadelphia College of osteopathic Medicine, 0.01%, 12/01/48(f)	3,300	3,323,381
University of Pittsburgh Pennsylvania, RB, The Commonwealth System of Higher Education, Capital Project, Series B, 5.00%, 03/15/19(a)	2,202	2,210,354

		35,116,696

Health — 15.1%
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 06/01/19(a)	2,500	2,527,388
Series A, 5.25%, 06/01/19(a)	3,000	3,034,080
Series A-1, 5.13%, 06/01/41	7,430	7,900,132
Pennsylvania Economic Development Financing Authority, RB, University of Pittsburgh Medical Center, Series B, 4.00%, 03/15/40	8,000	8,081,440
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 07/01/41	4,680	4,957,477
Saint Mary Pennsylvania Hospital Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/48	3,754	4,213,560

		30,714,077

Housing — 1.3%
Pennsylvania HFA, Refunding RB, S/F Mortgage, Series 114A, AMT, 3.70%, 10/01/42(f)	2,637	2,607,982

State — 9.8%
Commonwealth of Pennsylvania, GO, 1st Series:
4.00%, 03/01/38(f)	6,000	6,205,920
5.00%, 03/15/19(a)	6,028	6,051,925
General Authority of Southcentral Pennsylvania, Refunding RB, Wellspan Health Obligated Group, Series A, 5.00%, 06/01/44	7,000	7,528,920

		19,786,765

Transportation — 2.0%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,680	1,921,819
Pennsylvania Turnpike Commission, Refunding RB, Sub Series B-2 (AGM), 5.00%, 06/01/35	1,850	2,088,465

		4,010,284

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities — 1.9%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	$3,493	$3,827,568

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.4% (Cost — $93,929,391)		96,063,372

Total Investments — 169.5% (Cost — $332,824,124)		343,648,881

Liabilities in Excess of Other Assets — (1.1)%		(2,310,541)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.8)%		(56,300,342)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (40.6)%		(82,347,492)

Net Assets Applicable to Common Shares — 100.0%		$202,690,506

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Zero-coupon bond.
(c)	When-issued security.
(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire April 1 2020 to June 1, 2039, is $12,824,280. See Note 4 of the Notes to Financial Statements for details.

(g)

During the six months ended January 31, 2019, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class*	562,228	(562,228)	—	$—	$15,557	$426	$(54)

*	No longer held by the Fund as of period end.
(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	53	03/20/19	$6,491	$(146,906)
Long U.S. Treasury Bond	123	03/20/19	18,043	(783,065)
5-Year U.S. Treasury Note	16	03/29/19	1,838	(32,846)

				$(962,817)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$962,817	$—	$962,817

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$388,160	$—	$388,160

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,036,013)	$—	$(1,036,013)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts – sold	$18,678,664

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$343,648,881	$—	$343,648,881

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(962,817)	$—	$—	$(962,817)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(56,058,453)	$—	$(56,058,453)
VRDP Shares at Liquidation Value	—	(82,600,000)	—	(82,600,000)

	$—	$(138,658,453)	$—	$(138,658,453)

During the six months ended January 31, 2019, there were no transfers between levels.

See notes to financial statements

SCHEDULES OF INVESTMENTS	41

Statements of Assets and Liabilities

January 31, 2019 (unaudited)

	MUC	MUJ	MFT	MIY	MPA

ASSETS
Investments at value — unaffiliated(a)	$1,014,755,810	$752,908,850	$201,973,723	$718,398,469	$343,648,881
Investments at value — affiliated(b)	1,364,331	825,774	478,097	3,344,621	—
Cash pledged for futures contracts	879,502	708,000	113,551	496,950	388,800
Receivables:
Interest — unaffiliated	14,776,647	5,508,667	2,210,552	8,197,571	3,577,451
Dividends — affiliated	1,278	3,647	1,265	4,282	1,249
Investments sold	—	—	5,123	—	1,466,776
TOB Trust	—	—	1,260,000	—	2,500,000
Prepaid expenses	6,664	6,143	4,154	6,070	4,670

Total assets	1,031,784,232	759,961,081	206,046,465	730,447,963	351,587,827

ACCRUED LIABILITIES
Bank overdraft	—	—	—	—	377,176
Payables:
Investments purchased	—	—	2,892,344	—	8,761,065
Income dividend distributions — Common Shares	1,947,618	1,583,078	500,145	1,538,070	707,675
Interest expense and fees	965,151	193,903	109,124	223,992	241,889
Investment advisory fees	435,581	320,993	85,353	301,789	140,879
Variation margin on futures contracts	342,688	276,117	46,515	193,125	152,219
Directors’ and Officer’s fees	320,541	5,751	1,228	5,523	10,312
Other accrued expenses	179,850	160,622	70,917	152,376	100,161

Total accrued liabilities	4,191,429	2,540,464	3,705,626	2,414,875	10,491,376

OTHER LIABILITIES
TOB Trust Certificates	167,017,593	62,747,370	29,988,610	54,022,057	56,058,453
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	—	236,637,459	—	231,480,550	82,347,492
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	254,000,000	—	56,500,000	—	—

Total other liabilities	421,017,593	299,384,829	86,488,610	285,502,607	138,405,945

Total liabilities	425,209,022	301,925,293	90,194,236	287,917,482	148,897,321

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$606,575,210	$458,035,788	$115,852,229	$442,530,481	$202,690,506

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)	$581,297,061	$424,089,469	$113,433,638	$419,036,337	$194,703,136
Accumulated earnings	25,278,149	33,946,319	2,418,591	23,494,144	7,987,370

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$606,575,210	$458,035,788	$115,852,229	$442,530,481	$202,690,506

Net asset value per Common Share	$14.79	$15.19	$13.67	$14.96	$15.18

(a) Investments at cost — unaffiliated	$984,846,613	$716,617,825	$194,026,078	$691,752,528	$332,824,124
(b) Investments at cost — affiliated	$1,364,331	$825,691	$478,097	$3,344,368	$—
(c) Preferred Shares outstanding:
Par value $0.05 per share	—	—	565	—	826
Par value $0.10 per share	2,540	2,371	—	2,319	—
(d) Preferred Shares authorized	18,140	9,847	1,000,000	8,046	1,000,000
(e) Common Shares outstanding, par value $0.10 per share	41,002,483	30,153,865	8,477,033	29,578,269	13,352,365
(f) Common Shares authorized	199,981,860	199,990,153	unlimited	199,991,954	unlimited

See notes to financial statements.

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Six Months Ended January 31, 2019 (unaudited)

	MUC	MUJ	MFT	MIY	MPA

INVESTMENT INCOME
Interest — unaffiliated	$19,570,441	$15,675,558	$4,500,208	$14,637,160	$6,918,420
Dividends — affiliated	32,429	24,551	7,532	26,450	15,557

Total investment income	19,602,870	15,700,109	4,507,740	14,663,610	6,933,977

EXPENSES
Investment advisory	2,846,646	1,898,915	504,749	1,793,205	841,275
Accounting services	60,734	52,217	20,240	51,369	27,707
Professional	58,581	51,134	28,068	49,388	36,980
Rating agency	21,789	21,783	21,728	21,782	21,735
Transfer agent	19,570	18,370	10,612	18,194	14,683
Directors and Officer	14,368	22,238	5,665	21,393	9,490
Registration	8,031	5,906	4,782	5,793	4,778
Custodian	5,120	1,222	2,438	3,992	3,179
Printing	5,084	4,489	3,205	4,424	3,542
Liquidity fees	—	12,173	—	19,857	—
Remarketing fees on Preferred Shares	—	11,953	—	1,839	—
Miscellaneous	19,225	17,590	9,905	—	12,739

Total expenses excluding interest expense, fees and amortization of offering costs	3,059,148	2,117,990	611,392	1,991,236	976,108
Interest expense, fees and amortization of offering cost(a)	4,876,038	3,611,955	1,046,758	3,405,763	1,643,038

Total expenses	7,935,186	5,729,945	1,658,150	5,396,999	2,619,146
Less fees waived and/or reimbursed by the Manager	(268,482)	(1,456)	(492)	(1,720)	(952)

Total expenses after fees waived and/or reimbursed	7,666,704	5,728,489	1,657,658	5,395,279	2,618,194

Net investment income	11,936,166	9,971,620	2,850,082	9,268,331	4,315,783

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,669,097)	(709,300)	149,372	36,595	(338,397)
Investments — affiliated	(1)	231	195	540	83
Futures contracts	593,924	473,575	36,883	250,628	388,160
Capital gain distributions from investment companies — affiliated	—	6	88	158	343

	(3,075,174)	(235,488)	186,538	287,921	50,189

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(4,304,390)	(1,032,146)	(1,681,105)	(1,455,958)	(216,210)
Investments — affiliated	—	83	—	(172)	(54)
Futures contracts	(2,308,745)	(1,896,764)	(297,792)	(1,287,862)	(1,036,013)

	(6,613,135)	(2,928,827)	(1,978,897)	(2,743,992)	(1,252,277)

Net realized and unrealized loss	(9,688,309)	(3,164,315)	(1,792,359)	(2,456,071)	(1,202,088)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$2,247,857	$6,807,305	$1,057,723	$6,812,260	$3,113,695

(a) Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets

	MUC
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$11,936,166	$26,345,394
Net realized gain (loss)	(3,075,174)	2,208,575
Net change in unrealized appreciation (depreciation)	(6,613,135)	(21,642,313)

Net increase in net assets applicable to Common Shareholders resulting from operations	2,247,857	6,911,656

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(12,059,938)	(27,389,659)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(9,812,081)	(20,478,003)
Beginning of period	616,387,291	636,865,294

End of period	$606,575,210	$616,387,291

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MUJ
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$9,971,620	$21,389,643
Net realized gain (loss)	(235,488)	3,015,448
Net change in unrealized appreciation (depreciation)	(2,928,827)	(10,791,325)

Net increase in net assets applicable to Common Shareholders resulting from operations	6,807,305	13,613,766

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(9,498,467)	(22,304,151)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(2,691,162)	(8,690,385)
Beginning of period	460,726,950	469,417,335

End of period	$458,035,788	$460,726,950

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets  (continued)

	MFT
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$2,850,082	$6,310,000
Net realized gain	186,538	749,117
Net change in unrealized (depreciation)	(1,978,897)	(6,248,096)

Net increase in net assets applicable to Common Shareholders resulting from operations	1,057,723	811,021

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(3,000,870)	(6,747,670)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions to shareholders	—	27,009

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(1,943,147)	(5,909,640)
Beginning of period	117,795,376	123,705,016

End of period	$115,852,229	$117,795,376

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MIY
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$9,268,331	$20,261,471
Net realized gain	287,921	2,353,308
Net change in unrealized appreciation (depreciation)	(2,743,992)	(14,527,958)

Net increase in net assets applicable to Common Shareholders resulting from operations	6,812,260	8,086,821

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(9,228,420)	(21,027,723)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(2,416,160)	(12,940,902)
Beginning of period	444,946,641	457,887,543

End of period	$442,530,481	$444,946,641

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Changes in Net Assets  (continued)

	MPA
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$4,315,783	$9,437,503
Net realized gain	50,189	1,004,627
Net change in unrealized appreciation (depreciation)	(1,252,277)	(7,113,551)

Net increase in net assets applicable to Common Shareholders resulting from operations	3,113,695	3,328,579

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to shareholders	(4,379,576)	(9,542,548)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(1,265,881)	(6,213,969)

Beginning of period	$203,956,387	$210,170,356

End of period	$202,690,506	$203,956,387

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended January 31, 2019

	MUC	MUJ	MFT	MIY	MPA

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$2,247,857	$6,807,305	$1,057,723	$6,812,260	$3,113,695
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	202,688,610	47,440,257	37,157,633	78,995,249	31,058,970
Purchases of long-term investments	(175,689,179)	(44,492,644)	(37,004,360)	(73,764,179)	(26,722,311)
Net (purchases) sales of short-term securities	(1,364,332)	(1,653,651)	(355)	(8,019)	562,370
Amortization of premium and accretion of discount on investments and other fees	3,767,381	390,701	432,555	1,943,894	508,683
Net realized (gain) loss on investments	3,669,098	709,069	(149,567)	(37,135)	338,314
Net unrealized depreciation on investments	4,304,390	1,032,063	1,681,105	1,456,130	216,264

(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	780,821	(129,046)	9,779	176,431	(174,393)
Dividends — affiliated	10,009	(2,125)	(1,005)	(410)	(504)
Prepaid expenses	17,646	14,675	12,046	14,499	12,443

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(7,872)	(1,971)	(959)	(5,275)	(2,851)
Interest expense and fees	81,546	35,202	12,954	29,739	38,247
Directors’ and Officer’s	(24,615)	1,628	137	1,478	162
Variation margin on futures contracts	270,779	255,205	42,044	158,323	139,106
Other accrued expenses	(83,026)	(72,745)	(29,902)	(72,599)	(50,370)

Net cash provided by operating activities	40,669,113	10,333,923	3,219,828	15,700,386	9,037,825

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	10,958,931	—	2,570,851	5,684,998	1,655,350
Repayments of TOB Trust Certificates	(29,846,529)	—	(2,628,429)	(11,664,998)	(6,273,213)
Proceeds from Loan for TOB Trust Certificates	10,958,283	—	—	—	—
Repayments of Loan for TOB Trust Certificates	(10,958,283)	—	—	—	—
Cash dividends paid to Common Shareholders	(12,059,938)	(9,498,467)	(3,000,870)	(9,228,420)	(4,412,957)
Increase (decrease) in bank overdraft	(9,451,577)	(358,053)	(95,379)	(335,798)	258,383
Amortization of deferred offering costs	—	9,597	—	4,832	5,612

Net cash used for financing activities	(40,399,113)	(9,846,923)	(3,153,827)	(15,539,386)	(8,766,825)

CASH
Net increase in restricted and unrestricted cash and foreign currency	270,000	487,000	66,001	161,000	271,000
Restricted and unrestricted cash and foreign currency at beginning of period	609,502	221,000	47,550	335,950	117,800

Restricted and unrestricted cash and foreign currency at end of period	$879,502	$708,000	$113,551	$496,950	$388,800

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$4,794,492	$3,567,156	$1,033,804	$3,371,192	$1,599,179

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$879,502	$708,000	$113,551	$496,950	$388,800

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$609,502	$221,000	$47,550	$335,950	$117,800

See notes to financial statements.

FINANCIAL STATEMENTS	49

Financial Highlights

(For a share outstanding throughout each period)

	MUC
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018	2017	2016	2015		2014

Net asset value, beginning of period	$15.03		$15.53	$16.51	$15.78	$15.82		$14.52

Net investment income(a)	0.29		0.64	0.69	0.77	0.78		0.82
Net realized and unrealized gain (loss)	(0.23)		(0.47)	(0.93)	0.76	(0.00	)(b)	1.34

Net increase (decrease) from investment operations	0.06		0.17	(0.24)	1.53	0.78		2.16

Distributions to Common Shareholders(c)
From net investment income	(0.29)		(0.67)	(0.74)	(0.80)	(0.82)		(0.86)
From net realized gain	(0.01)		—	—	—	—		—

Total distributions	(0.30)		(0.67)	(0.74)	(0.80)	(0.82)		(0.86)

Net asset value, end of period	$14.79		$15.03	$15.53	$16.51	$15.78		$15.82

Market price, end of period	$12.80		$13.07	$14.75	$16.28	$14.28		$14.04

Total Return Applicable to Common Shareholders(d)
Based on net asset value	0.71	%(e)	1.54%	(1.08)%	10.20%	5.52%		15.94%

Based on market price	0.23	%(e)	(7.03)%	(4.73)%	20.08%	7.60%		12.25%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.60	%(f)	2.38%	2.04%	1.60%	1.47%		1.57%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.52	%(f)	2.29%	1.96%	1.55%	1.45%		1.51%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(g)	0.92	%(f)	0.93%	0.93%	0.93%	0.93%		0.93%

Net investment income to Common Shareholders	3.92	%(f)	4.20%	4.44%	4.79%	4.88%		5.44%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$606,575		$616,387	$636,865	$677,128	$646,897		$648,837

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$254,000		$254,000	$254,000	$254,000	$254,000		$254,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$338,809		$342,672	$350,734	$366,586	$354,684		$355,448

Borrowings outstanding, end of period (000)	$167,018		$185,905	$181,685	$169,699	$161,571		$88,271

Portfolio turnover rate	15%		24%	19%	21%	25%		25%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUJ
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018	2017	2016	2015		2014

Net asset value, beginning of period	$15.28		$15.57	$16.55	$15.62	$15.74		$14.51

Net investment income(a)	0.33		0.71	0.77	0.84	0.84		0.86
Net realized and unrealized gain (loss)	(0.10)		(0.26)	(0.94)	0.96	(0.07)		1.27

Net increase (decrease) from investment operations	0.23		0.45	(0.17)	1.80	0.77		2.13

Distributions to Common Shareholders(b)
From net investment income	(0.32)		(0.74)	(0.81)	(0.87)	(0.89)		(0.89)
From net realized gain	—		—	—	—	—		(0.01)

Total distributions	(0.32)		(0.74)	(0.81)	(0.87)	(0.89)		(0.90)

Net asset value, end of period	$15.19		$15.28	$15.57	$16.55	$15.62		$15.74

Market price, end of period	$12.99		$12.90	$14.88	$16.12	$13.55		$14.11

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.89	%(d)	3.52%	(0.57)%	12.39%	5.59%		15.79%

Based on market price	3.21	%(d)	(8.55)%	(2.44)%	26.20%	2.18%		13.24%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.51	%(e)	2.23%	1.89%	1.52%	1.62	%(f)	1.64%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.51	%(e)	2.23%	1.89%	1.52%	1.57	%(f)	1.57%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense fees and amortization of offering costs(g)(h)	0.93	%(e)	0.93%	0.91%	0.90%	1.02	%(f)	1.25%

Net investment income to Common Shareholders	4.36	%(e)	4.60%	4.95%	5.27%	5.27%		5.78%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$458,036		$460,727	$469,417	$499,058	$470,946		$335,425

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$237,100		$237,100	$237,100	$237,100	$237,100		$172,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$293,183		$294,318	$297,983	$310,484	$298,628		$294,224

Borrowings outstanding, end of period (000)	$62,747		$62,747	$63,877	$55,089	$52,744		$34,699

Portfolio turnover rate	6%		14%	8%	9%	10%		16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.52%, 1.50% and 0.95%, respectively.

(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016	2015	2014
Expense ratios	0.93%	0.93%	0.91%	0.89%	1.01%	0.95%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MFT
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$13.90		$14.60	$15.55	$14.95	$14.83	$13.61

Net investment income(a)	0.34		0.74	0.79	0.83	0.84	0.85
Net realized and unrealized gain (loss)	(0.22)		(0.64)	(0.91)	0.62	0.13	1.22

Net increase (decrease) from investment operations	0.12		0.10	(0.12)	1.45	0.97	2.07

Distributions to Common Shareholders from net investment income(b)	(0.35)		(0.80)	(0.83)	(0.85)	(0.85)	(0.85)

Net asset value, end of period	$13.67		$13.90	$14.60	$15.55	$14.95	$14.83

Market price, end of period	$13.10		$13.03	$14.67	$16.09	$13.37	$13.26

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.15	%(d)	0.92%	(0.51)%	10.31%	7.25%	16.40%

Based on market price	3.41	%(d)	(5.85)%	(3.39)%	27.63%	7.27%	16.10%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.85	%(e)	2.47%	2.07%	1.61%	1.56%	1.67%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.85	%(e)	2.47%	2.07%	1.61%	1.56%	1.67%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)	1.05	%(e)	1.03%	1.00%	0.96%	0.98%	1.00%

Net investment income to Common Shareholders	4.89	%(e)	5.23%	5.35%	5.45%	5.52%	6.04%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$115,852		$117,795	$123,705	$131,739	$126,696	$125,647

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$56,500		$56,500	$56,500	$56,500	$56,500	$56,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$305,048		$308,487	$318,947	$333,167	$324,240	$322,384

Borrowings outstanding, end of period (000)	$29,989		$28,786	$27,229	$21,953	$19,488	$20,284

Portfolio turnover rate	18%		30%	34%	21%	13%	32%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MIY
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018	2017	2016		2015		2014

Net asset value, beginning of period	$15.04		$15.48	$16.36	$15.48		$15.24		$14.16

Net investment income(a)	0.31		0.69	0.75	0.79		0.83		0.86
Net realized and unrealized gain (loss)	(0.08)		(0.42)	(0.86)	0.92		0.27		1.12

Net increase (decrease) from investment operations	0.23		0.27	(0.11)	1.71		1.10		1.98

Distributions to Common Shareholders from net investment income(b)	(0.31)		(0.71)	(0.77)	(0.83)		(0.86)		(0.90)

Net asset value, end of period	$14.96		$15.04	$15.48	$16.36		$15.48		$15.24

Market price, end of period	$12.81		$12.89	$14.19	$15.38		$13.22		$13.47

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.95	%(d)	2.37%	(0.07)%	11.99%		8.08%		15.24%

Based on market price	1.85	%(d)	(4.29)%	(2.56)%	23.28%		4.43%		14.74%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.44	%(e)	2.16%	1.88%	1.54	%(f)	1.52	%(g)	1.54%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.44	%(e)	2.16%	1.88%	1.54	%(f)	1.48	%(g)	1.54%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(h)	0.90	%(e)	0.89%	0.89%	0.93	%(f)	0.93	%(g)	0.93%

Net investment income to Common Shareholders	4.20	%(e)	4.49%	4.81%	5.02%		5.30%		5.94%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$442,530		$444,947	$457,888	$483,968		$282,534		$278,143

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$231,900		$231,900	$231,900	$231,900		$144,600		$144,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$290,828		$291,870	$297,450	$308,697		$295,390		$292,354

Borrowings outstanding, end of period (000)	$54,022		$60,002	$52,002	$51,227		$23,487		$23,487

Portfolio turnover rate	9%		8%	13%	19%		19%		16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.49%, 1.49% and 0.88%, respectively.

(g)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.48%, 1.48% and 0.92%, respectively

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MPA
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018	2017	2016	2015		2014

Net asset value, beginning of period	$15.27		$15.74	$16.76	$15.77	$15.77		$14.59

Net investment income(a)	0.32		0.71	0.76	0.80	0.81		0.87
Net realized and unrealized gain (loss)	(0.08)		(0.47)	(1.03)	1.02	0.07		1.20

Net increase (decrease) from investment operations	0.24		0.24	(0.27)	1.82	0.88		2.07

Distributions to Common Shareholders from net investment income(b)	(0.33)		(0.71)	(0.75)	(0.83)	(0.88)		(0.89)

Net asset value, end of period	$15.18		$15.27	$15.74	$16.76	$15.77		$15.77

Market price, end of period	$13.19		$13.26	$14.69	$16.07	$13.50		$13.89

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.97	%(d)	2.09%	(1.20)%	12.38%	6.33%		15.39%

Based on market price	2.03	%(d)	(5.01)%	(3.83)%	25.87%	3.34%		13.45%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.59	%(e)	2.26%	1.91%	1.46%	1.54	%(f)	1.48%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.59	%(e)	2.26%	1.91%	1.46%	1.45	%(f)	1.48%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(g)	0.96	%(e)	0.95%	0.94%	0.89%	0.96	%(f)	0.95%

Net investment income to Common Shareholders	4.27	%(e)	4.56%	4.83%	4.98%	5.05%		5.79%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$202,691		$203,956	$210,170	$223,738	$210,549		$181,459

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$82,600		$82,600	$82,600	$82,600	$82,600		$66,300

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$345,388		$346,921	$354,444	$370,869	$354,901		$373,693

Borrowings outstanding, end of period (000)	$56,058		$58,176	$55,826	$48,710	$28,468		$37,066

Portfolio turnover rate	10%		21%	15%	17%	21%		16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.40%, 1.40% and 0.91% respectively.

(g)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	Maryland	Diversified
BlackRock MuniHoldings New Jersey Quality Fund, Inc.	MUJ	Maryland	Non-diversified
BlackRock MuniYield Investment Quality Fund	MFT	Massachusetts	Diversified
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	Maryland	Non-diversified
BlackRock MuniYield Pennsylvania Quality Fund	MPA	Massachusetts	Non-diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund provides the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a Fund to borrow money for purposes of making investments. The management of each of MFT, MIY and MPA believes that each Fund’s restriction on borrowings do not apply to the Fund’s TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
MUC	$1,326,087	$385,997	$115,815	$1,827,899
MUJ	508,229	124,271	75,159	707,659
MFT	224,719	61,190	24,508	310,417
MIY	453,267	124,389	36,314	613,970
MPA	457,724	140,418	33,567	631,709

For the six months ended January 31, 2019, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUC	$336,460,826	$167,017,593	1.25% — 1.41%	$167,807,275	2.16%
MUJ	114,707,858	62,747,370	1.29 — 1.49	62,747,370	2.24
MFT	54,357,984	29,988,610	1.29 — 1.49	28,115,938	2.19
MIY	100,668,159	54,022,057	1.32 — 1.49	55,922,220	2.18
MPA	96,063,372	56,058,453	1.31 — 1.49	57,484,660	2.18

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at January 31, 2019, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at January 31, 2019.

For the six months ended January 31, 2019, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loan Outstanding at Period End	Interest Rate on Loan at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MUC	$—	—%	$547,045	0.82%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	MUC	MUJ	MFT	MIY	MPA
Investment advisory fees	0.55%	0.50%	0.50%	0.49%	0.49%

For purposes of calculating these fees, “net assets” mean the total assets of each Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Waivers: The Manager, for MUC, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2019 the waiver was $267,712.

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2019, the amounts waived were as follows:

	MUC	MUJ	MFT	MIY	MPA
Amounts waived	$770	$1,456	$492	$1,720	$952

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Directors. For the six months ended January 31, 2019, there were no fees waived by the Manager.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended January 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BlackRock MuniYield Investment Quality Fund	$—	$99,351	$(7,368)

7.	PURCHASES AND SALES

For the six months ended January 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	MUC	MUJ	MFT	MIY	MPA
Purchases	$153,957,028	$44,492,644	$38,548,128	$73,764,179	$35,483,376
Sales	201,224,068	47,440,257	35,847,020	78,995,249	32,525,746

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUJ	MFT	MIY	MPA
No expiration date(a)	$715,913	$5,782,781	$1,788,344	$1,302,025
2019	—	—	—	50,303

	$715,913	$5,782,781	$1,788,344	$1,352,328

(a)	Must be utilized prior to losses subject to expiration.

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MUC	MUJ	MFT	MIY	MPA
Tax cost	$819,663,718	$655,700,745	$164,625,021	$641,439,410	$277,022,618

Gross unrealized appreciation	31,191,918	38,392,796	8,258,408	27,531,435	11,862,786
Gross unrealized depreciation	(3,681,152)	(4,848,225)	(698,943)	(2,577,600)	(2,257,793)

Net unrealized appreciation	$27,510,766	$33,544,571	$7,559,465	$24,953,835	$9,604,993

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (unaudited) (continued)

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Each of MUC, MUJ, MIY and MPA invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, MUC invested a significant portion of their assets in securities in the county, city, special district and school district sector. MUJ and MFT invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

10.	CAPITAL SHARE TRANSACTIONS

Common Shares

MFT and MPA are authorized to issue an unlimited number of Common Shares and 1 million Preferred Shares, all of which were initially classified as Common Shares. MUC, MUJ and MIY each is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10, except for MFT and MPA, which is $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

For the six months ended January 31, 2019, shares issued and outstanding remained constant for MFT. For the year ended July 31, 2018, shares issued and outstanding increased by 1,844, for MFT as a result of dividend reinvestment.

For the six months ended January 31, 2019 and the year ended July 31, 2018, shares issued and outstanding remained constant for MUC, MUJ, MIY and MPA.

On November 15, 2018, the Board authorized each Fund to participate in an open market share repurchase program. Under the program, each Fund may repurchase up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the six months ended January 31, 2019, the Funds did not repurchase any shares.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the its outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MUJ, MIY and MPA (for purposes of this section, a “VRDP Fund”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period.

As of period end, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	06/30/11	1,727	$172,700,000	07/01/41
	04/13/15	644	64,400,000	07/01/41
MIY	04/21/11	1,446	144,600,000	05/01/41
	09/14/15	873	87,300,000	05/01/41
MPA	05/19/11	663	66,300,000	06/01/41
	04/13/15	163	16,300,000	06/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (unaudited) (continued)

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. The fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MUJ	MIY	MPA
Expiration Date	04/15/20	07/04/19	07/04/19

In the event a fee agreement is not renewed or is terminated in advance, and the VRDP Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following long-term ratings:

	Moody’s	Fitch
MUJ	Aa2	AAA
MIY	Aa2	AAA
MPA	Aa2	AAA

Any short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and Fitch. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. As of period end, the short-term ratings of the VRDP Shares were within the two highest rating categories as follows:

	Moody’s	Fitch
MIY	P-1	F1

Special Rate Period: A VRDP Fund may commence a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. The following VRDP Funds have commenced or are set to commence a special rate period:

	Commencement Date	Expiration Date as of Period Ended January 31, 2019
MUJ	04/17/2014*	04/15/2020
MPA	06/21/2012*	06/19/2019

*	Issuance date of VRDP Shares.

The following VRDP Fund was in a special rate period that terminated during the reporting period:

	Commencement Date	Termination Date
MIY	06/21/12*	01/24/19

*	Issuance date of VRDP Shares.

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

If a VRDP Fund redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended January 31, 2019, the annualized dividend rates for the VRDP Shares were as follows:

	MUJ	MIY	MPA
Rate	1.22%	1.20%	1.22%

VMTP Shares

MUC and MFT (for purposes of this section, a “VMTP Fund”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares. As of period end, the VMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUC	03/22/12	2,540	$254,000,000	03/30/20
MFT	12/16/11	565	56,500,000	07/02/20

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a VMTP Fund redeems its VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. As of period end, the VMTP Shares were assigned the following long-term ratings:

	Moody’s	Fitch
MUC	Aa2	AAA
MFT	Aa1	AAA

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended January 31, 2019, the average annualized dividend rates for the VMTP Shares were as follows:

	MUC	MFT
Rate	1.20%	1.30%

For the six months ended January 31, 2019, VMTP Shares issued and outstanding of each Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MUC	$3,048,139	$—
MUJ	2,894,699	9,597
MFT	736,341	—
MIY	2,786,961	4,832
MPA	1,005,717	5,612

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (unaudited) (continued)

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018, were classified as follows:

Net Investment Income
MUC	$27,389,659
MUJ	22,304,151
MFT	6,747,670
MIY	21,027,723
MPA	9,542,548

Undistributed net investment income as of July 31, 2018, is as follows:

Undistributed Net Investment Income
MUC	$2,019,353
MUJ	2,514,002
MFT	828,755
MIY	673,979
MPA	646,458

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MUC	$0.0475	$0.0475	VMTP	W-7	$460,540
MUJ	0.0525	0.0525	VRDP	W-7	453,543
MFT	0.0590	0.0590	VMTP	W-7	115,417
MIY	0.0520	0.0520	VRDP	W-7	313,732
MPA	0.0530	0.0530	VRDP	W-7	157,370

(a)	Net investment income dividend paid on March 1, 2019 to Common Shareholders of record on February 15, 2019.
(b)	Net investment income dividend declared on March 1, 2019, payable to Common Shareholders of record on March 15, 2019.
(c)	Dividends declared for period February 1, 2019 to February 28, 2019.

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Director

Karen P. Robards, Co-Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Henry Gabbay, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective January 1, 2019, Richard E. Cavanagh and Karen P. Robards were appointed as a Co-Chair of the Board. Prior to January 1, 2019, Mr. Cavanagh served as Chair of the Board and Ms. Robards served as Vice Chair of the Board. In addition, effective January 1, 2019, Henry Gabbay was appointed as a Director of each Fund.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Liquidity Providers

Citibank, N.A.(a)

New York, NY 10179

Bank of America, N.A.(b)

New York, NY 10036

VRDP Remarketing Agents

Citigroup Global Markets Inc.(a)

New York, NY 10179

Merrill Lynch, Pierce, Fenner & Smith Incorporated(b)

New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MIY and MPA.
(b)	For MUJ.

DIRECTOR AND OFFICER INFORMATION	65

Additional Information

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are estimates that are subject to change based on the Fund’s investment experience during the remainder of the calendar year, are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year end.

		Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
	Ticker	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BlackRock MuniYield Pennsylvania Quality Fund	MPA	$0.328000	$—	$—	$—	$0.328000	100%	—%	—%	—%	100%

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at http://www.blackrock.com.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. Except as disclosed on page xx, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

66	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

ERB	Education Revenue Bonds

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

HDA	Housing Development Authority

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bonds

S/F	Single-Family

Syncora	Syncora Guarantee

VRDN	Variable Rate Demand Notes

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	67

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MQUAL5-1/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
August 1 – 31, 2018	N/A	N/A	N/A	N/A
September 1 – 30, 2018	N/A	N/A	N/A	N/A
October 1- 31, 2018	N/A	N/A	N/A	N/A
November 1 – 30, 2018	N/A	N/A	N/A	N/A
December 1 – 31, 2018	0	$0	0	1,507,693
January 1 – 31, 2019	0	$0	0	1,507,693
Total:	0	$0	0	1,507,693

1The Fund announced an open market share repurchase program on November 15, 2018 pursuant to which the Fund was authorized to repurchase, through November 30, 2019, up to 5% of its common shares based on common shares outstanding on November 30, 2018, in open market transactions, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

2

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Date: April 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Date: April 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Date: April 5, 2019

4